e




                          THE PHOENIX EDGE SERIES FUND

                        MAY 1, 2005 PROSPECTUS SUPPLEMENT

--------------------------------------------------------------------------------

PHOENIX-ENGEMANN CAPITAL GROWTH SERIES
--------------------------------------

The following replaces the section, "Portfolio Management" on page 20 of your prospectus:

PORTFOLIO MANAGEMENT

[diamond]  DAVID GARZA has served as a co-portfolio manager of the
           Phoenix-Engemann Capital Growth Series since 2002. He also serves as a co-portfolio manager for the Phoenix Capital Growth Fund and the Phoenix Nifty Fifty Fund. He is a senior vice president and portfolio manager of Engemann and has been with Engemann since 2002. Prior to joining Engemann, Mr. Garza was the President and Portfolio Manager, from 2001 to 2002, at Galileo Capital Management and from 1994 to 2001 was a Portfolio Manager at Roxbury Capital Management.

[diamond]  MICHAEL MANNS has served as a co-portfolio manager of the
           Phoenix-Engemann Capital Growth Series since 2004. He also serves as a co-portfolio manager for the Phoenix Capital Growth Fund and the Phoenix Nifty Fifty Fund. He is a senior vice president and senior portfolio manager for Engemann and has been with Engemann since 2004. Prior to joining Engemann, Mr. Manns was a senior vice president and senior portfolio manager, from 1994 to 2004, with American Express Financial Advisors Inc.

[diamond]  SCOTT SWANSON has served as a co-portfolio manager of the
           Phoenix-Engemann Capital Growth Series since 2000. He also serves as a co-portfolio manager for the Phoenix All-Cap Growth Fund, the Phoenix Capital Growth Fund and the Phoenix Nifty Fifty Fund. He is a vice president and portfolio manager of Engemann and has been with Engemann since 1991.

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Dated: October 21, 2005        Please keep this supplement for future reference.




TF883

                          THE PHOENIX EDGE SERIES FUND

HOME OFFICE:                                      PHOENIX LIFE INSURANCE COMPANY
101 Munson Street                                                    PO Box 8027
Greenfield, Massachusetts                                  Boston, MA 02266-8027


                       STATEMENT OF ADDITIONAL INFORMATION


            May 1, 2005 as Supplemented June 30 and October 21, 2005

    This Statement of Additional Information ("SAI") is not a prospectus. Much of the information contained in this SAI expands upon subjects discussed in the current prospectus for The Phoenix Edge Series Fund (each a "series," collectively, the "Fund") dated May 1, 2005 and supplemented August 15 and October 21, 2005 (hereinafter called the "prospectus"). Accordingly, the SAI should be read together with the prospectus, which may be obtained free of charge by calling 800/541-0171 or by writing to Phoenix Life Insurance Company ("Phoenix") at the address above. The financial statements can be found in the Fund's Annual and Semiannual Reports to shareholders, which are incorporated by reference. Copies of the Annual and Semiannual Reports have been delivered to shareholders and are available without charge, upon request. The contents of this SAI are incorporated by reference in the prospectus in their entirety.


                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

    The Fund ..............................................................    2

    Permitted Investments and Risk Factors ................................    2

    Additional Investment Policies of Certain Series.......................   20

    Investment Restrictions................................................   24

    Portfolio Turnover.....................................................   24

    Management of the Fund ................................................   25

    The Investment Advisors, Subadvisors and Portfolio Managers............   32

    Description of Proxy Voting Policy.....................................   47

    Custodian .............................................................   48


    Foreign Custodian .....................................................   49

    Independent Registered Public Accounting Firm .........................   49

    Financial Agent........................................................   49


    Code of Ethics.........................................................   49

    Brokerage Allocation ..................................................   49

    Disclosure of Fund Holdings............................................   51

    Redemption of Shares ..................................................   53

    Taxes .................................................................   53

    Disclaimer.............................................................   53

    Financial Statements ..................................................   54


    Appendix...............................................................   55

THE FUND
--------------------------------------------------------------------------------

    The Fund is an open-end, management investment company as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). It was formed on February 18, 1986 as a Massachusetts business trust and commenced operations on December 5, 1986. All of the series described in this SAI are classified as diversified under the 1940 Act, except for the following series which are non-diversified: Phoenix-Northern Dow 30 Series, Phoenix-Northern Nasdaq-100 Index(R) Series and Phoenix-Duff & Phelps Real Estate Securities Series. Shares in each series of the Fund are available to the following insurance company separate accounts:

[diamond]  The Phoenix Life Variable Accumulation Account, a separate account of
           Phoenix Life Insurance Company ("Phoenix") established on June 21, 1982;

[diamond]  The Phoenix Life Variable Universal Life Account, a separate account of Phoenix established on June 17, 1985;

[diamond]  The PHL Variable Accumulation Account, a separate account of PHL
           Variable Insurance Company ("PHL Variable") established on December 7, 1994;

[diamond]  The PHL Variable Universal Life Account, a separate account of PHL
           Variable established on September 10, 1998;

[diamond]  The Phoenix Life and Annuity Variable Universal Life Account, a
           separate account of Phoenix Life and Annuity Company ("PLAC") established on July 1, 1996.

    The executive offices of the separate accounts, Phoenix, PHL Variable and PLAC are located at One American Row, P.O. Box 5056, Hartford, Connecticut 06102-5056. The separate accounts own all of the shares of the Fund.


PERMITTED INVESTMENTS AND RISK FACTORS
--------------------------------------------------------------------------------

    The investment objectives, principal investment strategies and principal risks are set forth in the prospectus. The following supplements that information.

    All of the series described in this SAI may invest in the following investments unless specifically noted otherwise. Additional information detailing investment policies that apply to one or more individual series is set forth below and is intended to supplement information in the prospectus. Any percentage limitations noted are based on market value at the time of investment.

    Unless otherwise stated in the prospectus, many investment techniques are discretionary. That means the advisors or subadvisors may elect to engage or not engage in the various techniques at their sole discretion. Investors should not assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed.

BANKERS' ACCEPTANCES
    A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of 6 months or less and are traded in secondary markets prior to maturity.

BRADY BONDS
    Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

CERTIFICATES OF DEPOSIT
    Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

COMMERCIAL BANK OBLIGATIONS
    For the purposes of each series' investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks are obligations of the issuing bank and may be general obligations of the parent bank. Such obligations, however, may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the series to investment risks that are different in some respects from those of investments in obligations of domestic issuers. Although a series typically will acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase of $1 billion or more, this $1 billion figure is not an investment policy or restriction of any series. For the purposes of calculation with respect to the $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

COMMERCIAL PAPER
    Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has maturity at the time of issuance not exceeding 9 months.

CONVERTIBLE SECURITIES
    A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specific price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as (1) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) a lesser degree of fluctuation in value then the underlying stock since they have fixed income characteristics and
(3) the potential for capital appreciation if the market price of the underlying common stock increases. Up to 5% of each series' assets may be invested in convertible securities that are rated below investment grade (commonly referred to as "junk" securities). Such securities present greater credit and market risks than investment grade securities. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a series is called for redemption, the series may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

CORPORATE ASSET-BACKED SECURITIES
    Corporate asset-backed securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. These securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities weighted average life and may lower their return.

    Corporate asset-backed securities are backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The series will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

CORPORATE SECURITIES
    The series may invest in debt securities, such as convertible and non-convertible bonds, notes and debentures, issued by corporations, limited partnerships and other similar entities.

DEBT SECURITIES
    The value of a series' investments in debt securities will change as interest rates fluctuate. When interest rates decline, the values of such securities generally can be expected to increase, and when interest rates rise, the values of such securities generally can be expected to decrease. The lower-rated and comparable unrated debt securities described above are subject to greater risks of loss of income and principal than are higher-rated fixed income securities. The market value of lower-rated securities generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than is the case with more highly rated securities, which reflect primarily functions in general levels of interest rates.

DEPOSITARY RECEIPTS
    Each series may hold foreign securities. Such investments may include American Depositary Receipts ("ADRs"),

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American Depositary Shares ("ADSs"), Global Depositary Receipts ("GDRs") and
European Depositary Receipts ("EDRs"). ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. GDRs are similar to EDRs and are designed for use in several international financial markets. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets. For purposes of a series' investment policies, its investments in ADRs, ADSs, GDRs and EDRs will be deemed to be investments in the underlying foreign equity securities.

    ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders with respect to the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The series may invest in both sponsored and unsponsored ADRs.

    Broker/dealers have recently launched another form of depositary receipt which represents an ownership interest in a pro rata portion of a portfolio of debt securities, which may, or may not, include foreign securities. The issuer may be a custodial receipt account held for the benefit of receipt purchasers or a trust. The custodian/ trust passes principal and interest payments received on the underlying portfolio to the receipt holders and also distributes corporate action notices as well. Receipt holders generally pay an annual administrative/trustee fee and may pay a redemption fee. In addition to risks associated with the underlying portfolio of securities, receipt holders also must consider credit standings of the custodians and broker/dealer sponsors. The receipts are not registered with the SEC and qualify as 144A securities which may make them more difficult and costly to sell.

DOLLAR DENOMINATED FOREIGN DEBT SECURITIES
    Investing in dollar-denominated foreign debt represents a greater degree of risk than investing in domestic securities, due to less publicly available information, less securities regulation, war or expropriation. Special considerations may include higher brokerage costs and thinner trading markets. Investments in foreign countries could be affected by other factors including extended settlement periods.

EMERGING MARKET SECURITIES
    "Emerging Markets" are those countries or regions with relatively low gross national product per capita compared to the world's major economies, and those countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets in Asia will include countries: (i) having an "emerging stock market" as defined by the International Finance Corporation;
(ii) with low-to middle-income economies according to the International Bank for Reconstruction and Development (the "World Bank"); (iii) listed in World Bank publications as developing; or (iv) determined by the advisor to be an emerging market as defined above. The series may invest in securities of: (i) companies where the principal securities trading market is an emerging market country;
(ii) companies organized under the laws of, and with a principal office in, an emerging market country; or (iii) companies whose principal activities are located in emerging market countries.

    The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the series is uninvested and no return is earned thereon. The inability of the series to make intended security purchases due to settlement problems could cause the series to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the series due to subsequent declines in value of the portfolio securities or, if the series has entered into a contract to sell the security, in possible liability to the purchaser. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

    Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The series could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the series of any restrictions on investments. Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the series.

EQUITY LINKED DERIVATIVES
    The series may invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. Examples of such products include S&P Depositary Receipts ("SPDRs"), World Equity Benchmark Series ("WEBs"), NASDAQ 100 tracking shares ("QQQs"), Dow Jones Industrial Average Instruments ("DIAMONDS") and Optimized Portfolios as Listed Securities ("OPALS"). Investments in equity-linked derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the equity-linked derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in equity-linked derivatives may constitute investments in other investment companies.

EQUITY SECURITIES
    Equity securities include common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which a series invests will cause the net asset value of the series to fluctuate.

FINANCIAL FUTURES AND RELATED OPTIONS
    The series may enter into futures contracts on financial instruments ("financial futures") for the purchase or sale of debt obligations which are traded on recognized exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission, and may purchase or sell options on financial futures contracts.

    Financial futures contracts consist of interest rate futures contracts, foreign currency futures contracts and securities index futures contracts. An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the interest rate securities called for in the contract at a specified future time and at a specified price. A foreign currency futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the foreign currency called for in the contract at a specified future time and at a specified price. A securities index assigns relative values to the securities included in the index, and the index fluctuates with changes in the market values of the securities so included. A securities index futures contract is a bilateral agreement pursuant to which 2 parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

    A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, 3-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the S&P 500 and other securities indices. A clearing corporation associated with a board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and guarantees that open futures contracts will be performed.

    A futures contract on a debt obligation is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of obligations having a standard face value and rate of return. By entering into a futures contract for the purchase of a debt obligation, a series will legally obligate itself to accept delivery of the underlying security and pay the agreed price.

Futures contracts are valued at the most recent settlement price, unless such price does not reflect the fair value of the contract, in which case such positions will be valued by or under the direction of the Board of Trustees of the Fund.

    Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or loss. While futures positions taken by a series usually would be liquidated in this manner, it may instead make or take delivery of the underlying securities whenever it appears economically advantageous for it to do so.

    In contrast to the situation when series purchase or sell a security, no security is delivered or received by the series upon the purchase or sale of a financial futures contract. Initially, a series will be required to deposit in a segregated account with its custodian bank an amount of cash, U.S. Treasury bills or liquid high-grade debt obligations. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

    The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. In the case of a call, this amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, or, in the case of a put, is less than the exercise price of the option on the futures contract. For more information regarding options, see below.

    Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. Effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date closes out a futures contract sale. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, effecting a futures contract sale for the same securities and the same delivery date closes out a futures contract purchase. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

    A series may enter into financial futures contracts and related options as a hedge against anticipated changes in the market value of its portfolio securities or securities denominated in a foreign currency. Hedging is the initiation of an offsetting position in the futures market which is intended to minimize the risk associated with a position's underlying securities in the cash market. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are 2 types of hedges -- long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, to a considerable extent, a decline in the market value of securities in a series' portfolio may be protected against by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities that a series may wish to buy in the future by purchasing futures contracts.

    The purpose of hedging in debt obligations is to establish more certainty than otherwise would be possible in the effective rate of return on portfolio securities. A series might, for example, take a "short" position in the futures markets by entering into contracts for the future delivery of securities held by it in order to hedge against an anticipated rise in interest rates that would adversely affect the value of such securities. When hedging of this type is successful, any depreciation in the value of securities will be substantially offset by appreciation in the value of the futures position. On the other hand, a series might take a "long" position by entering into contracts for the future purchase of securities. This could be done when the series anticipates the future purchase of particular debt securities but expects the rate of return then available in the securities market to be less favorable than rates that are currently available in the futures markets.

    Except for the Phoenix-Northern Dow 30 and Phoenix-Northern Nasdaq-100 Index(R) Series, transactions in financial futures contracts and related options will be primarily for hedging purposes. In addition, each series will not purchase or sell any financial futures contract or related option for non-bona fide hedging purposes if, immediately thereafter, the sum of the cash or U.S. Treasury bills committed with respect to its existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of its total assets. At the time of the purchase of a futures contract or a call option on a futures contract, any asset -- either including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the futures contract, minus the initial margin deposit with respect thereto -- will be specifically designated in the series accounting records to fully collateralize the position and thereby ensure that it is not leveraged. The extent to which the series may enter into financial futures contracts and related options also may be limited by requirements of the Internal Revenue Code of 1986 (the "Code") for qualification as a regulated investment company.

    A series will incur brokerage fees in connection with its financial futures transactions, and will be required to deposit and maintain funds with its custodian in its own name as margin to guarantee performance of its future obligations. These commissions may be higher than those that would apply to purchases and sales of securities directly.

    While financial futures would be traded to reduce certain risks, futures trading itself entails certain other risks. One risk arises because of the imperfect correlation between movements in the price of the futures contracts and movements in the price of the debt securities that are the subject of such contracts. In addition, the market price of futures contracts may be affected by certain factors, such as the closing out of futures contracts by investors through offsetting transactions, margin, deposit and maintenance requirements, and the participation of speculators in the futures market. Another risk is that there may not be a liquid secondary market on an exchange or board of trade for a given futures contract or at a given time, and in such event it may not be possible for the series to close a futures position. Finally, successful use of futures contracts by a series is subject, where applicable, to the advisor's or subadvisor's ability to correctly predict movements in the direction of interest rates and other factors affecting the market for debt securities. Thus, while a series may benefit from the use of such contracts, the operation of these risk factors may result in a poorer overall performance for the series than if it had not entered into any futures contract. The risk in purchasing an option on a financial futures contract is that the series will lose the premium it paid. Also, there may be circumstances when the purchase of an option on a financial futures contract would result in a loss to the series while the purchase or sale of the contract would not have resulted in a loss.

    A series is required to maintain, at all times, an asset coverage of at least 300% for all of its borrowings, which include obligations under any financial futures contract on a debt obligation or reverse repurchase agreement. In addition, immediately after entering into a futures contract for the receipt or delivery of a security, the value of the securities called for by all of the series' futures contracts (both for receipts and delivery) will not exceed 10% of its total assets.

FIXED INCOME SECURITIES
    Fixed income securities are debt obligations issued by corporations, municipalities and other borrowers. The market value of a series fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Securities with longer maturities are subject to greater fluctuations in value than securities with shorter maturities. Fixed income securities rated in the fourth highest rating category lack outstanding investment characteristics, and have speculative characteristics as well. Changes by a nationally recognized statistical ratings organization in the rating of a fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of a series' securities will not affect cash income derived from these securities but will affect the series' net asset value.

FOREIGN CURRENCY TRANSACTIONS
    For each series investing in foreign securities, the value of the assets of such series as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a series may incur costs in connection with conversions between various currencies. A series will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. Unless the series already owns a security denominated in (or otherwise exposed to) the foreign currency in the same amount as the forward contract, at the time of the purchase of a forward foreign currency exchange contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the contract, minus the series' initial margin deposit with respect thereto, will be specifically designated in the series accounting records to fully collateralize the position and thereby ensure that it is not leveraged.

    When a series enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may want to establish the United States dollar cost or proceeds. By entering into a forward contract in United States dollars for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, a series may be able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. However, this tends to limit potential gains that might result from a positive change in such currency relationships.

    When the advisor or subadvisor believes that the currency of a particular foreign country may suffer a substantial decline against the United States dollar, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of a series' portfolio securities denominated in or exposed to such foreign currency. The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

    It is impossible to forecast with precision the market value of portfolio securities at the expiration of a contract. Accordingly, it may be necessary for a series to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the series is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the series is obligated to deliver.

    If the series retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the series engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the series entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the series would realize gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the series would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The series will have to convert holdings of foreign currencies into United States dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

FOREIGN SECURITIES
    Each series may invest its total net asset value in foreign securities up to the limit stated in the chart below. These limitations on investing in foreign securities do not necessarily reflect the actual percentage of total net asset value in foreign securities by the series.

-----------------------------------------------------------
SERIES                                           % LIMITS
-----------------------------------------------------------
Phoenix-Aberdeen International                     100%
-----------------------------------------------------------
Phoenix-AIM Growth                                  20%
-----------------------------------------------------------
Phoenix-Alger Small-Cap Growth                      35%
-----------------------------------------------------------
Phoenix-Engemann Capital Growth                     25%
-----------------------------------------------------------
Phoenix-Engemann Growth and Income                  20%
-----------------------------------------------------------
Phoenix-Engemann Small-Cap Growth                   50%
-----------------------------------------------------------
Phoenix-Engemann Value Equity                       30%
-----------------------------------------------------------
Phoenix-Lazard International Equity Select         100%
-----------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value             20%
-----------------------------------------------------------

Phoenix Mid-Cap Growth                              20%
-----------------------------------------------------------
Phoenix Strategic Theme                             35%

-----------------------------------------------------------

    * The subadvisor for these series does not consider ADRs and securities of companies domiciled outside the U.S., but whose principal trading market is in the U.S. to be "foreign securities." This may have the indirect effect of increasing the series' exposure to these types of securities.

    The Phoenix-Goodwin Multi-Sector Fixed Income Series may invest up to 50% of total net asset value in foreign debt securities. Each series, other than those listed in the table above, will purchase foreign debt securities only if issued in U.S. dollar denominations. The Phoenix-Alliance/Bernstein Enhanced Index Series may invest in securities of foreign corporations, provided that such securities are included in the S&P 500 or traded on a U.S. exchange.

    The series will invest in government obligations supported by the authority to levy taxes sufficient to ensure the payment of all principal and interest due on such obligations. Because foreign government obligations, like U.S. government obligations, are generally guaranteed for principal and interest by the government issuing the security, the principal risk of investing in foreign government obligations is that the foreign government will not or will be unable to meet its obligations. The series also may purchase securities of nongovernmental issuers considered creditworthy by the advisor or subadvisor, as applicable.

    For the series that may purchase foreign debt securities denominated in foreign currencies ("non-U.S. dollar securities"), the amount invested in such non-U.S. dollar securities may vary depending on the relative yield of such securities, the relative strength of the economies and the financial markets of such countries, the relative interest rates available in such countries and the relationship of such countries' currencies to the U.S. dollar. Investments in non-U.S. dollar securities and currency will be evaluated on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data.

    As a result of its investments in foreign securities, the series may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, the series may convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the advisor believes that the applicable rate is unfavorable at the time the currencies are received or the advisor anticipates, for any other reason, that the NYSE rate will improve, the series may hold such currencies for an indefinite period of time.

    In addition, the series may be required to receive delivery of the foreign currency underlying forward foreign currency contracts into which it has entered. This could occur, for example, if an option written by the Fund is exercised or the Fund is unable to close out a forward contract. The series may hold foreign currency in anticipation of purchasing foreign securities. The series also may elect to take delivery of the currencies underlying options or forward contracts if, in the judgment of the advisor, it is in the best interest of the series to do so. In such instances as well, the series may convert the foreign currencies to dollars at the then current exchange rate, or may hold such currencies for an indefinite period of time.

INDEXED SECURITIES
    The series may purchase securities with principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, credit default swaps or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The series may also purchase indexed deposits with similar characteristics. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose the series to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

    The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations and certain U.S. Government-sponsored entities.

INVERSE FLOATING RATE OBLIGATIONS
    The series may invest in so-called "inverse floating rate obligations" or "residual interest bonds" or other obligations or certificates relating thereto structured to have similar features. In creating such an obligation, a municipality issues a certain amount of debt and pays a fixed interest rate. Half of the debt is issued as variable rate short term obligations, the interest rate of which is reset at short intervals, typically 35 days. The other half of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. Under usual circumstances, the holder of the inverse floating rate obligation can generally purchase an equal principal amount of the short term obligation and link the two obligations in order to create long-term fixed rate bonds. Because the interest rate on the inverse floating rate obligation is determined by subtracting the short-term rate from a fixed amount, the interest rate will decrease as the short-term rate increases and will increase as the short-term rate decreases. The magnitude of increases and decreases in the market value of inverse floating rate obligations may be approximately twice as large as the comparable change in the market value of an equal principal amount of long-term bonds which bear interest at the rate paid by the issuer and have similar credit quality, redemption and maturity provisions.

INVESTMENTS IN OTHER INVESTMENT COMPANIES
    Investments in other investment companies may include open-end investment companies, closed-end investment companies and unit investment trusts. Under the Investment Company Act of 1940, a series may not own more than 3% of the outstanding voting stock of an investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in the securities of investment companies. In some instances, a series may invest in an investment company in excess of these limits; for instance, when a series invests collateral it receives from loaning its portfolio securities.

    As the shareholder of another investment company, the series will bear its pro rata portion of the other investment company's expenses, including advisory fees. Such expenses are in addition to the expenses a series pays in connection with its own operations.

JUNK BONDS
    The chart below sets forth the series that are permitted to invest in junk bonds and the percentage of total net assets each series may invest in such securities.

---------------------------------------------------------
SERIES                                         % LIMITS
---------------------------------------------------------
Phoenix-Aberdeen International                    20%
---------------------------------------------------------
Phoenix-Engemann Small-Cap Growth                  5%
---------------------------------------------------------
Phoenix-Engemann Strategic Allocation              5%
---------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income         50%
---------------------------------------------------------
Phoenix-Goodwin Multi-Sector Short Term
  Bond                                            35%
---------------------------------------------------------

Phoenix Mid-Cap Growth                             5%

---------------------------------------------------------

    Junk bonds are non-investment grade debt securities. The market prices of such lower-rated securities generally fluctuate in response to changes in interest rates and economic conditions more than those of higher-rated securities. Additionally, there is a greater possibility that an adverse change in the financial condition of an issuer, particularly a higher leveraged issuer, may affect its ability to make payments of income and principal and increase the expenses of the series seeking recovery from the issuer. Lower-rated securities may be thinly traded and less liquid than higher-rated securities and therefore harder to value and more susceptible to adverse publicity concerning the issuer.

LENDING OF PORTFOLIO SECURITIES
    Subject to certain investment restrictions, a series may, from time to time, lend securities from its portfolio to brokers, dealers and financial institutions deemed creditworthy and receive, as collateral, cash or cash equivalents which at all times while the loan is outstanding will be maintained in amounts equal to at least 100% of the current market value of the loaned securities. Any cash collateral will be invested in short-term securities that will increase the current income of the series lending its securities. A series will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights and subscription rights. While a securities loan is outstanding, the series is to receive an amount equal to any dividends, interest or other distributions with respect to the loaned securities. A series may pay reasonable fees to persons unaffiliated with the Fund for services in arranging such loans.

    Even though securities lending usually does not impose market risks on the lending series, a series would be subject to risk of loss due to an increase in value if the borrower fails to return the borrowed securities for any reason (such as the borrower's insolvency). Moreover, if the borrower of the securities is insolvent, under current bankruptcy law, a series could be ordered by a court not to liquidate the collateral for an indeterminate period of time. If the borrower is the subject of insolvency proceedings and the collateral held might not be liquidated, the result could be a material adverse impact on the liquidity of the lending series.

LEVERAGE

    The Phoenix-AIM Growth, Phoenix-Engemann Value Equity, Phoenix-Alliance/Bernstein Enhanced Index, Phoenix-Lazard International Equity Select, Phoenix Mid-Cap Growth and Phoenix Strategic Theme Series may, from time to time, increase their ownership of securities holdings above the amounts otherwise possible by borrowing from banks at fixed amounts of interests and investing the borrowed funds. The series will borrow only from banks, and only if immediately after such borrowing the value of the assets of the series (including the amount borrowed), less its liabilities (not including any borrowings) is at least 3 times the amount of funds borrowed for investment purposes. The series, other than the Phoenix-Engemann Value Equity, Phoenix-Lazard International Equity Select Series may borrow up to 25% of the net assets of such series, not including the proceeds of any such borrowings. The Phoenix-Lazard International Equity Select Series may borrow up to 33-1/3% of its total assets (including the amount borrowed) less liabilities. However, the amount of the borrowings will be dependent upon the availability and cost of credit from time to time. If, due to market fluctuations or other reasons, the value of such series' assets computed as provided above become less than three times the amount of the borrowings for investment purposes, the series, within three business days, is required to reduce bank debt to the extent necessary to meet the required 300% asset coverage. The Phoenix-Engemann Value Equity Series may borrow up to one-third of the its net assets. If the value of such series' assets decreases and the amount of the loans exceed one-third of the series' net assets, the series must reduce its outstanding loans within three business days so that the amount of the loan does not exceed one-third of the series' net assets.


    The Phoenix-Engemann Growth and Income and Phoenix-Sanford Bernstein Mid-Cap Value Series may not borrow except for emergency or other extraordinary purposes, only from a bank, and only in an amount not to exceed 5% of the series' total assets (33-1/3% in the case of Phoenix-AIM Growth and Phoenix-Engemann Growth and Income Series). These series must also maintain a 300% asset coverage ratio. Phoenix-Sanford Bernstein Mid-Cap Value Series may collateralize any such borrowings with up to 10% of its total assets; the Phoenix-Engemann Growth and Income Series may collateralize any such borrowing with up to 33-1/3% of its total assets.

    Interest on money borrowed will be an expense of those series with respect to which the borrowing has been made. Because such expense otherwise would not be incurred, the net investment income of such series is not expected to be as high as it otherwise would be during periods when borrowings for investment purposes are substantial.

    Bank borrowings for investment purposes must be obtained on an unsecured basis. Any such borrowing also must be made subject to an agreement by the lender that any recourse is limited to the assets of such series with respect to which the borrowing has been made.

    Any investment gains made with the additional monies borrowed in excess of interest paid will cause the net assets value of such series shares to rise faster than otherwise would be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover its cost (including any interest paid on the monies borrowed) to such series, the net asset value of the series will decrease faster than otherwise would be the case.

LOANS AND OTHER DIRECT INDEBTEDNESS
    The series may purchase loans and other direct indebtedness. In purchasing a loan, the series acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental or other borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the series more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrowers obligation, or that the collateral can be liquidated.

    These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which the series would assume all of the rights of the lending institution in a loan or as an assignment, pursuant to which the series would purchase an assignment of a portion of a lenders interest in a loan either directly from the lender or through an intermediary. The series may also purchase trade or other claims against companies, which generally represent money owned by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

    Certain of the loans and the other direct indebtedness acquired by the series may involve revolving credit facilities or other standby financing commitments which obligate the series to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the series to increase its investment in a company at a time when the series might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the series is committed to advance additional funds, it will at all times hold and specifically designate in the series accounting records, cash or other high grade debt obligations in an amount sufficient to meet such commitments.

    The series' ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness which the series will purchase, the advisor will rely upon its own (and not the original lending institution's) credit analysis of the borrower. As the series may be required to rely upon another lending institution to collect and pass onto the series amounts payable with respect to the loan and to enforce the series' rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the series from receiving such amounts. In such cases, the series will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan for purposes of certain investment restrictions pertaining to the diversification of the series' portfolio investments. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the series.

MORTGAGE-BACKED SECURITIES
    Mortgage-backed securities include mortgage pass-through certificates, real estate mortgage investment conduit ("REMIC") certificates and collateralized mortgage obligations ("CMOs"). CMOs are hybrid instruments with characteristics of both mortgage-backed and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Government National Mortgage Association (GNMA), for Federal National Mortgage Association. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. REMICs are similar to CMOs and are fixed pools of mortgages with multiple classes of interests held by investors.

    Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the series may be different than the quoted yield on the securities. Mortgage premiums generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities. In the event of an increase in interest rates which results in a decline in mortgage prepayments, the anticipated maturity of mortgage pass-through securities held by the series may increase, effectively changing a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

    Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government (such as the Federal National Mortgage Association "FNMA") or the Federal Home Loan Mortgage Corporation, ("FHLMC") which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may also issue mortgage pass-through securities. Various forms of insurance or guarantees may support some of these mortgage pass-through securities.

    Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs that may be incurred. Some mortgage pass-through securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interests and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

    The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA") -- insured or Veterans Administration ("VA") -- guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

    Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

    FHLMC is also a government-sponsored corporation owned by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) for FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

    Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. Governmental entities, private insurers and the mortgage poolers issue the insurance and guarantees. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The series may also buy mortgage-related securities without insurance or guarantees.

    A particular risk associated with pass-through securities involves the volatility of prices in response to changes in interest rates or prepayment risk. Prepayment rates are important because of their effect on the yield and price of securities. Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgages' scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Although the pattern of repayments is estimated and reflected in the price paid for pass-through securities at the time of purchase, the actual prepayment behavior of mortgages cannot be known at that time. Therefore, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through securities. Prepayments that occur faster than estimated adversely affect yields for pass-throughs purchased at a premium (that is, a price in excess of principal amount) and may cause a loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. Furthermore, the proceeds from prepayments usually are reinvested at current market rates, which may be higher than, but usually are lower than, the rates earned on the original pass-through securities. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities or decline in value from declining interest rates because of risk of prepayment. Pass-through securities are forms of derivatives.

MORTGAGE "DOLLAR-ROLL" TRANSACTIONS
    A series may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the series foregoes principal and interest paid on the mortgage-backed securities. The series is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. The series may also be compensated by receipt of a commitment fee. If the income and capital gains from the series' investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the series compared with what the performance would have been without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities the series is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the series sells securities becomes insolvent, the series' right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the advisor's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

OPTIONS
    Buying Call and Put Options. Each of the series may invest up to an aggregate of 5% of its total assets in exchange-traded or over-the-counter call and put options on securities, securities indices and foreign currencies. Purchases of such options may be made for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies. The series may invest in call and put options whenever, in the opinion of the advisor or subadvisor, a hedging transaction is consistent with its investment objectives. The series may sell a call option or a put option that it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security or foreign currency. Any such sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the call or put which is sold. Purchasing a call or put option involves the risk that the series may lose the premium it paid plus transaction costs.

    The seller of an option receives a cash payment or premium at the time of sale, which is retained by the seller whether or not, the option is exercised. This premium represents consideration to the seller for undertaking the obligation under the option contract. In the case of call options, the premium compensates the seller for the loss of the opportunity to profit from any increase in the value of the security or the index. The premium to a seller of a put option compensates the seller for the risk assumed in connection with a decline in the value of the security or index.

    A call option on a security or a foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to buy the underlying security or foreign currency at the exercise price at any time during the option period.

    A put option on equity or debt securities gives the holder the right to sell such a security at a specified price (the exercise price) for a stated period of time. Prior to the expiration of the option, the seller of the option has an obligation to buy the underlying security from the holder of the option at the original price specified regardless of the market price of the security at the time the option is exercised.

    Call and put options on stock market indexes operate the same way as call and put options on equity or debt securities except that they are settled in cash. In effect, the holder of a call option on a stock market index has the right to buy the value represented by the index at a specified price and for a stated period of time. Conversely, the holder of a put option on a stock market index has the right to sell the value represented by the index for a specified price and for a stated period of time. To be settled in cash means that if the option is exercised, the difference in the current value of the stock market index and the exercise value must be paid in cash. For example, if a call option was bought on the XYZ stock market index with an exercise price of $100 (assuming the current value of the index is 110 points, with each point equal to $1.00), the holder of the call option could exercise the option and receive $10 (110 points minus 100 points) from the seller of the option. If the index equals 90 points, the holder of the option receives nothing.

    A series may close an open call or put option position by selling a call option, in the case of an open call position, or a put option, in the case of an open put option, which is the same as the option being closed. The series will receive a premium for selling such an option. The premium received may be more than, equal to or less than the premium paid by the series when it bought the option that is being closed.

    The premium paid by the series for the purchase of a call or a put option and the expiration or closing sale transaction with respect to such options are treated in a manner analogous to that described above, except there is no liability created to the series. The premium paid for any such option is included in assets and marked to the market value on a current basis. If the options expire, the series will realize a short-term loss on the amount of the cost of the option. If a purchased put or call option is closed out by the series entering into a closing sale transaction, the series will realize a short-term gain or loss, depending upon whether the sale proceeds from the closing sale transaction are greater or less than the cost of the put or call option.

    Writing (Selling) Call and Put Options. Prior to the expiration of the option, the seller of a call option has an obligation to sell the underlying security to the holder of the option at the original price specified regardless of the market price of the security at the time the option is exercised. The seller of the call option receives a cash payment (premium) at the time of sale, which premium is retained by the seller whether or not the option is exercised. The premium represents consideration to the seller for undertaking the obligations under the option contract and thereby foregoing the opportunity to profit from an increase in the market price of the underlying security above the exercise price (except insofar as the premium represents such a profit).

    Upon exercise by the purchaser, the writer of a call option has the obligation to sell the underlying security or foreign security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash. The writer (seller) may terminate a call option by entering into a closing purchase transaction in which it purchases an option of the same series as the option previously written.

    A put option on a security or foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to sell the underlying security or foreign currency at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security or foreign currency at the exercise price. A put option on a securities index is similar to a put option on an individual security, except that the value of the options depends on the weighted value of the group of securities comprising the index and all settlements are made in cash.

    The series may write exchange-traded call options on their securities. Call options may be written on portfolio securities, securities indices and foreign currencies. The series may, with respect to securities and foreign currencies, write call and put options on an exchange or over the counter. Call options on portfolio securities will be covered since the series will own the underlying securities or other securities that are acceptable for escrow at all times during the option period. Call options on securities indices may be written to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts and will be "covered" by identifying the specific portfolio securities being hedged. Call options on foreign currencies and put options on securities and foreign currencies will be covered by securities acceptable for escrow. The series may not write options on more than 50% of its total assets. Management presently intends to cease writing options if and as long as 25% of such total assets are subject to outstanding options contracts.

    The series will write call and put options in order to obtain a return on its investments from the premiums received and will retain the premiums whether or not the options are exercised. Any decline in the market value of portfolio securities or foreign currencies will be offset to the extent of the premiums received (net of transaction costs). If an option is exercised, the premium received on the option will effectively increase the exercise price or reduce the difference between the exercise price and market value.

    During the option period, the writer of a call option gives up the opportunity for appreciation in the market value of the underlying security or currency above the exercise price. It retains the risk of loss should the price of the underlying security or foreign currency decline. Writing call options also involves risks relating to the series' ability to close out options it has written.

    During the option period, the writer of a put option has assumed the risk that the price of the underlying security or foreign currency will decline below the exercise price. However, the writer of the put option has retained the opportunity for any appreciation above the exercise price should the market price of the underlying security or foreign currency increase. Writing put options also involves risks relating to a portfolio's ability to close out options it has written.

    The series may cover written call options with any assets, including equity securities and noninvestment grade debt, so long as the assets are liquid, unencumbered and marked to market daily ("liquid assets"), in the accounting records of the series in amounts sufficient to ensure that it is able to meet its obligations under the written call should it be exercised. This method does not reduce the potential loss to the series should the value of the underlying security increase and the option be exercised.

    A written put option contract may be covered with liquid assets on the accounting records of the series. While this may help ensure that the series will have sufficient assets to meet its obligations under the option contract should it be exercised, it will not reduce the potential loss to the series should the value of the underlying security decrease and the option be exercised.

    Writing Covered Call Options. The series may write (sell) covered call options on securities owned by them, including securities into which convertible securities are convertible, provided that such call options are listed on a national securities exchange.

    When a series writes a covered call option, an amount equal to the premium received by it is included in assets of the series offset by an equivalent liability. The amount of the liability is subsequently marked to reflect the current market value of the written option. Market value is the last sale price of the options on the New York Stock Exchange ("NYSE") or other market on which it is traded or, in absence of a sale, the mean between last bid and offer prices. If an option which the series has written either ends or the series enters into a closing purchase transaction, the series realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option concludes.

    Premium income earned with respect to a qualified covered call option which lapses or experiences gain or loss from such an option which is closed out (other than by exercise) generally will be short-term capital gain or loss. Further, gain or loss with respect to the exercise of such an option generally will be short-term or long-term depending upon the actual or deemed holding period of the underlying security. However, any loss realized from writing a "qualified covered call option" which has a strike price less than the applicable security price (defined in Section 1092(C)(4)(G) of the Code) will be treated as a long-term capital loss, if gain from the sale of the underlying security at the time the loss is realized would be long-term capital gain. Also, with respect to such options, the holding period of the underlying security will not include any period during which the Fund has an outstanding written option.

    Purchasing Warrants and Stock Rights. Warrants and stock rights are almost identical to call options in their nature, use and effect except that they are issued by the issuer of the underlying security, rather than an option writer, and they generally have longer expiration dates than call options.

    Over-the-Counter ("OTC") Options. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of nonperformance by the dealer. However, the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities and foreign currencies and in a wider range of expiration dates and exercise prices than exchange-traded options. Since there is no exchange, pricing is normally done by reference to information from a market maker. This information is carefully monitored or caused to be monitored by the advisor or subadvisor and verified in appropriate cases.

    A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time. Consequently, a series may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when a series writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which it originally wrote the option. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security or foreign currency until the option expires or the option is exercised. Therefore, the writer of a covered OTC call option may not be able to sell an underlying security even though it otherwise might be advantageous to do so. Likewise, the writer of a secured OTC put option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of an OTC put or call option also might find it difficult to terminate its position on a timely basis in the absence of a secondary market.

    The Fund understands the position of the staff of the Securities and Exchange Commission ("SEC") to be that purchased OTC options and the assets used as "cover" for written OTC options are generally considered illiquid securities. Although the dealers with which a series will engage in OTC options transactions are generally agreeable to and capable of entering into closing transactions, the Fund has adopted procedures for engaging in OTC options transactions for the purpose of reducing any potential adverse effect of such transactions upon the liquidity of the series.

    A series will engage in OTC options transactions only with dealers that meet certain credit and other criteria established by the Board of Trustees of the Fund. The Fund and the advisor believe that the approved dealers present minimal credit risks to the Fund and, therefore, should be able to enter into closing transactions if necessary. A series currently will not engage in OTC options transactions if the amount invested by the series in OTC options, plus a "liquidity charge" related to OTC options written by the series in illiquid securities plus any other portfolio securities considered to be illiquid, would exceed 10% of the series' total assets (15% of the net assets of the Phoenix-Lazard International Equity Select Series). The "liquidity charge" referred to above is computed as described below.

    The series anticipates entering into agreements with dealers to which the series sell OTC options. Under these agreements a series would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the "Repurchase Price"). The "liquidity charge" referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option. The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price. In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security. If there is no such agreement requiring a dealer to allow a series to repurchase a specific OTC option written by the series, the "liquidity charge" will be the current market value of the assets serving as "cover" for such OTC option.

PIK BONDS
    Payment-in-kind (PIK) bonds are debt obligations that provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations that make regular payments of interest. The series will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the series' distribution obligations.

PRIVATE PLACEMENTS AND RULE 144A SECURITIES
    Each series may purchase securities, which have been privately issued and are subject to legal restrictions on resale or which are issued to qualified institutional investors under special rules adopted by the SEC. Such securities may offer higher yields than comparable publicly traded securities. Such securities ordinarily can be sold by the series in secondary market transactions to certain qualified investors pursuant to rules established by the SEC, in privately negotiated transactions to a limited number of purchasers or in a public offering made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"). Public sales of such securities by a series may involve significant delays and expense. Private sales often require negotiation with one or more purchasers and may produce less favorable prices than the sale of similar unrestricted securities. Public sales generally involve the time and expense of the preparation and processing of a registration statement under the 1933 Act (and the possible decline in value of the securities during such period) and may involve the payment of underwriting commissions. In some instances, the series may have to bear certain costs of registration in order to sell such shares publicly. Except in the case of securities sold to qualifying institutional investors under special rules adopted by the SEC for which the subadvisor, under procedures adopted by the Trustees, determine the secondary market is illiquid, Rule 144A Securities will be considered illiquid. Trustees may determine the secondary market is liquid based upon the following factors which will be reviewed periodically as required pursuant to procedures adopted by the series: the number of dealers willing to purchase or sell the security; the frequency of trades; dealer undertakings to make a market in the security; and the nature of the security and its market. Investing in Rule 144A Securities could have the effect of increasing the level of these series' illiquid securities to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Each series, other than those listed below, may invest up to 15% of its net assets in illiquid securities.

PRIVATIZATIONS
    The governments of some foreign countries have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatizations"). Privatizations may offer opportunities for significant capital appreciation. In certain foreign countries, the ability of foreign entities to participate in privatizations may be limited by local law, or the terms on which a series may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that foreign governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

REAL ESTATE INVESTMENT TRUSTS
    REITs pool investors' funds for investment primarily in income-producing commercial real estate or real estate related loans. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year.

    REITs generally can be classified as follows:

[diamond]  Equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value.

[diamond]  Mortgage REITs, which invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.

[diamond]  Hybrid REITs, which combine the characteristics of both equity REITs and mortgage REITs.

    Selecting REITs requires an evaluation of the merits of each type of asset a particular REIT owns, as well as regional and local economics. Due to the proliferation of REITs in recent years and the relative lack of sophistication of certain REIT managers, the quality of REIT assets has varied significantly.

    In addition to these risks, equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally are not diversified. Equity and mortgage REITs also are subject to potential defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free status of income under the Code and failing to maintain exemption from the Investment Company Act of 1940. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, investment in REITs could cause the series to possibly fail to qualify as a regulated investment company.

    REITs are like closed-end investment companies in that they are essentially holding companies that rely on professional managers to supervise their investments.

REPURCHASE AGREEMENTS
    Repurchase Agreements are agreements by which a series purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, to the extent permitted by the Investment Company Act of 1940, a recognized securities dealer) that the seller will repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. In fact, such a transaction is a loan of money to the seller of the securities.

    A repurchase transaction is usually accomplished either by crediting the amount of securities purchased to the accounts of the custodian of the Fund maintained in a central depository or book-entry system or by physical delivery of the securities to the Fund's custodian in return for delivery of the purchase price to the seller. Repurchase transactions are intended to be short-term transactions with the seller repurchasing the securities, usually within 7 days.

    Even though repurchase transactions usually do not impose market risks on the purchasing series, if the seller of the repurchase agreement defaults and does not repurchase the underlying securities, the series might incur a loss if the value of the underlying securities declines, and disposition costs may be incurred in connection with liquidating the underlying securities. In addition, if bankruptcy proceedings are commenced regarding the seller, realization upon the underlying securities may be delayed or limited, and a loss may be incurred if the underlying securities decline in value.

    Each series may invest in repurchase agreements. However, no more than 15% of a series' net assets will be invested in repurchase agreements having maturities of more than 7 days. Repurchase agreements will be entered into with commercial banks, brokers and dealers considered by the Board of Trustees and the advisor or subadvisor, as applicable, acting at the Board's direction, to be creditworthy. In addition, the repurchase agreements are fully collateralized by the underlying instrument and are marked to market every business day. However, the use of repurchase agreements involves certain risks such as default by, or insolvency of, the other party to the transaction.

RESET OPTIONS
    In certain instances, the series may purchase or write options on U.S. Treasury securities, which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the series is paid at termination, the series assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the series purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

REVERSE REPURCHASE AGREEMENTS
    A reverse repurchase agreement is a borrowing transaction in which the series transfers possession of a security to another party, such as a bank or broker/dealer in return for cash, and agrees to repurchase the security in the future at an agreed upon price, which includes an interest component. A series will specifically designate in its accounting records the liquid assets in an amount sufficient to cover its obligations under reverse repurchase agreements with broker/dealers. No segregation is required for reverse repurchase agreements with banks. A series may borrow through reverse repurchase agreements in connection with meeting requests for the redemption of a series shares. Transactions involving reverse repurchase agreements may increase fluctuations in the market value of a series' assets and may be viewed as a form of leverage. Reverse repurchase agreements involve the risk that the market value of the securities sold by a series may decline below the price at which the series is obligated to repurchase the securities.

SHORT SALES
    The series may seek to hedge investments or realize additional gains through short sales. The series may make short sales, which are transactions in which a series sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the series must borrow the security to make delivery to the buyer. The series then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the series. Until the security is replaced, the series is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the series also may be required to pay a premium, which would increase the cost of the security sold. The broker, to the extent necessary to meet margin requirements until the short position is closed out will retain the net proceeds of the short sale. The series also will incur transaction costs in effecting short sales.

    The series will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the series replaces the borrowed security. The series will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the series may be required to pay in connection with a short sale.

    Whenever the series engages in short sales, it identifies liquid and unencumbered assets in an amount that, when combined with the amount of collateral deposited with the broker connection with the short sale, equals the current market value of the security sold short.

SHORT SALES AGAINST THE BOX
    The series may make short sales "against the box," i.e., when a security identical to one owned by the series is borrowed and sold short. If the series enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. The series will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

SMALL AND MID CAPITALIZATION SECURITIES
    Investments in small or mid capitalization companies involve greater risk than is generally associated with larger, more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger companies. The securities of small or medium-sized companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Consequently, the securities of small or medium-sized companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

SPECULATIVE BONDS
    The series may invest in fixed income and convertible securities rated Baa by Moody's or BBB by S&P, Fitch or Duff & Phelps and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities.

STRIPPED MORTGAGE-BACKED SECURITIES
    Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class) while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO is extremely sensitive to the rate of principal payments, including prepayments on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the series may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.

SWAP AGREEMENTS
    Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap," (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor," and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The series' obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The series' obligations under a swap agreement will be accrued daily (offset against any amounts owing to the series) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by specifically designating in the series accounting records the liquid assets to avoid any potential leveraging of the series' holdings. The series will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the series' assets.

    Whether the series' use of swap agreements will be successful in furthering its investment objective will depend on an advisor or subadvisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the series bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of swap agreement counterparty. The advisor or subadvisor will cause the series to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the series' repurchase agreement guidelines. Certain restrictions imposed on the series by the Internal Revenue Code may limit a series' ability to use swap agreements. The swaps market is largely unregulated. Swaps agreements generally are exempt or excluded from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a series' ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

TEMPORARY BORROWING
    The series may borrow money for temporary purposes (e.g., to meet redemption requests or settle outstanding purchases of portfolio securities).

TIME DEPOSITS
    Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which negotiable certificates are not received.

U.S. GOVERNMENT OBLIGATIONS
    Securities issued or guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of 1 to 7 years, and Treasury bonds generally have maturity of greater than 5 years.

    Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, the Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Banks for Cooperatives and the U.S. Postal Service. Securities issued or guaranteed by the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration and Small Business Administration are supported by the full faith and credit of the U.S. Treasury. Securities issued or guaranteed by Federal National Mortgage Association and Federal Home Loan Banks are supported by the right of the issuer to borrow from the Treasury. Securities issued or guaranteed by the other agencies or instrumentalities listed above are supported only by the credit of the issuing agency.

VARIABLE AND FLOATING RATE OBLIGATIONS
    Investments in variable or floating rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the series on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the series is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the series through the demand feature, the obligations mature on a specified date that may range up to thirty years from the date of issuance.

WHEN-ISSUED SECURITIES
    The series may purchase securities on a when-issued basis. New issues of certain securities are offered on a when-issued basis, that is, delivery and payment for the securities normally takes place 15 to 45 days or more after the date of the commitment to purchase. The payment obligation and the interest rate if any, that will be received on the securities are each fixed at the time the buyer enters into the commitment. The series will generally make a commitment to purchase such securities with the intention of actually acquiring the securities. However, the series may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. When the series purchases securities on a when-issued basis, cash or liquid securities equal in value to commitments for the when-issued securities will be specifically designated in the series accounting records. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

    Securities purchased on a when-issued basis are subject to changes in market value. Therefore, to the extent the series remains substantially fully invested at the same time that they have purchased securities on a when-issued basis, there will be greater fluctuations in the net asset values than if the series merely set aside cash to pay for when-issued securities. In addition, there will be a greater potential for the realization of capital gains. When the time comes to pay for when-issued securities, the series will meet its obligations from then available cash flow, the sales of securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the payment obligation). Lastly, investing in when-issued securities includes the risk that the securities may never be issued, in which event the series may incur expenses associated with unwinding such transactions.

"YIELD CURVE" OPTIONS
    The series may enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

    Yield curve options may be used for the same purposes as other options on securities. Specifically, the series may purchase or write such options for hedging purposes. For example, the series may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The series may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the advisor, the series will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the series will be "covered." A call (or put) option is covered if the series holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the series' net liability under the two options. Therefore, the series' liability for such a covered option is generally limited to the difference between the amount of the series' liability under the option written by the series less the value of the option held by the series. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

ZERO AND DEFERRED COUPON DEBT SECURITIES
    The series may invest in debt obligations that do not make any interest payments for a specified period of time prior to maturity ("deferred coupon" obligations) or until maturity ("zero coupon" obligations). Because deferred and zero coupon bonds do not make interest payments for a certain period of time, they are purchased by the series at a deep discount and their value fluctuates more in response to interest rate changes than does the value of debt obligations that make current interest payments. The degree of fluctuation with interest rate changes is greater when the deferred period is longer. Therefore, there is a risk that the value of the series' shares may decline more as a result of an increase in interest rates than would be the case if the series did not invest in deferred or zero coupon bonds.


ADDITIONAL INVESTMENT POLICIES OF CERTAIN SERIES
--------------------------------------------------------------------------------

    The following policies are non-fundamental and may be changed without shareholder vote.

PHOENIX-ABERDEEN INTERNATIONAL SERIES
    The Phoenix-Aberdeen International Series may invest up to 5% of its net assets in warrants and stock rights, but no more than 2% of its net assets in warrants and stock rights not listed on the NYSE or the American Stock Exchange.

    This series also may hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

    The series may invest in nonconvertible fixed income securities of non-U.S. issuers when the advisor believes that such securities are appropriate for the achievement of the series' investment objective. The nonconvertible fixed income securities may consist of: corporate notes, bonds, debentures and other securities (such as Euro-currency instruments) of non-U.S. issuers that are rated within the three highest rating categories of rating services or, if unrated, are deemed by the advisor to be of comparable credit quality; and securities issued by foreign governments and supranational agencies (such as the World Bank).

PHOENIX-AIM GROWTH SERIES
    The Phoenix-AIM Growth Series does not invest in Brady bonds, dollar denominated foreign debt securities, indexed securities, inverse floating rate obligations, warrants, PIK bonds, reset options, reverse repurchase agreements, speculative bonds, stripped mortgage-backed securities, swap agreements, "yield curve" options, or zero and deferred coupon debt securities. The series will not lend portfolio securities with a value of more than 33 1/3% of its assets, and does not purchase loans or other direct indebtedness.

PHOENIX-ALGER SMALL-CAP GROWTH SERIES
    Investments in initial public offerings ("IPO") can have a significant positive impact on the series' performance. The positive effect of investments in IPOs may not be sustainable because of a number of factors. The series may not be able to buy shares in some IPOs or may be able to buy only a small number of shares. Also, the series may not be able to buy the shares at the commencement of the offering and the general availability and performance of IPOs are dependent on market psychology and economic conditions. Also, the relative performance impact of IPOs is likely to decline as the series grows.

    The series may engage in currency exchange transactions in order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies. The series will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currencies. The series dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions.

    The series may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes.

PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES
    The investment strategy of the Phoenix-Alliance/Bernstein Enhanced Index Series is to earn a total return modestly in excess of the total return performance of the S&P 500 (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500. The series is appropriate for investors who seek a modestly enhanced total return relative to that of large- and medium-sized U.S. companies typically represented in the S&P
500. The portfolio intends to invest in securities of approximately 250 issuers, which securities are rated by the series' subadvisor to have above-average expected returns.

    The series seeks to achieve its investment objective through fundamental analysis, systematic stock valuation and disciplined portfolio construction.

[diamond]  Research: The subadvisors of the series follow over 700 predominantly large- and medium-sized U.S. companies. A substantial majority of these companies are issuers of securities that are included in the S&P 500 Index. The analysts' research goal is to forecast normalized, longer-term earnings and dividends for the companies that they cover.

[diamond]  Valuation: The analysts' forecasts are converted into comparable expected returns by a dividend discount model, which calculates those expected returns by solving for the rate of return that equates the company's current stock price to the present value of its estimated long-term earnings power. Within each sector, companies are ranked by their expected return and grouped into quintiles; those with the highest expected returns (Quintile 1) are deemed the most undervalued relative to their long-term earnings power, while those with the lowest expected returns (Quintile 5) are deemed the most overvalued.

[diamond]  Stock selection: A diversified portfolio is constructed using disciplined buy and sell rules. Sector weightings will generally approximate those of the S&P 500. The series will normally be principally comprised, based on the dividend discount model, of stocks in the first 4 quintiles. Finally, the series holds a large number of stocks to enhance its diversification.

    The series may also invest in trust interests, limited partnership interests, preferred stocks, warrants, rights and securities convertible into common stock. The series' primary equity investments will be the common stock of large- and medium-sized U.S. companies with market capitalization above $1 billion. Such securities will be listed on a national securities exchange or traded in the over-the-counter market. The series may invest in similar securities of foreign corporations, provided that the securities of such corporations are generally included in the S&P 500. The series intends to invest up to 5% of its respective net assets in warrants and stock rights, but no more than 2% of its net assets in warrants and stock rights not listed on the NYSE or the American Stock Exchange.

    The series intends to manage its portfolio actively in pursuit of its investment objective. Since the series has a long-term investment perspective, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, it may take advantage of short-term trading opportunities that are consistent with its objective.

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES
    As the Phoenix-Duff & Phelps Real Estate Securities Series indirectly invests in REITs, investors will bear not only the proportionate share of the expenses of the series but also, indirectly, similar expenses of underlying REITs.

    The Phoenix-Duff & Phelps Real Estate Securities Series will not invest in real estate directly, but only in securities issued by real estate companies. However, the portfolio may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentrating in the securities of companies in the real estate industry.

These include declines in the value of real estate, risks related to general and local economic conditions, dependence on management skill, cash flow dependence, possible lack of availability of long-term mortgage funds, overbuilding, extended vacancies of properties, decreased occupancy rates and increased competition, increases in property taxes and operating expenses, changes in neighborhood values and the appeal of the properties to tenants and changes in interest rates.

    The Phoenix-Duff & Phelps Real Estate Securities Series may invest in debt securities rated BBB or better by S&P or Baa or better by Moody's or, if not rated, are judged to be of comparable quality as determined by DPIM. In choosing debt securities for purchase by the series, DPIM will employ the same analytical and valuation techniques utilized in managing the equity portion of the Phoenix-Duff & Phelps Real Estate Securities Series holdings and will invest in debt securities only of companies that satisfy DPIM's investment criteria.

PHOENIX-ENGEMANN CAPITAL GROWTH SERIES
    The series may invest any amount of its assets in any class or type of security believed by the subadvisor to offer the potential for capital appreciation over the intermediate and long term, including preferred stocks, investment-grade bonds, convertible preferred stocks and convertible debentures. Distribution of investment income, such as dividends and interest, is incidental in the selection of investments.

    Diversification among market sectors will be a factor in selecting securities for the series. However, the subadvisor will put greater emphasis on selecting securities it believes have good potential for appreciation rather than upon wide diversification.

    The series may invest up to 25% of its net assets in securities of foreign (non-U.S.) issuers. The series may invest in a broad range of foreign securities, including equity, debt and convertible securities and foreign government securities. Issuers may be in established-market countries and emerging-market countries.

    The Phoenix-Engemann Capital Growth Series may only purchase a call option to terminate a previously written call option. (See "Writing Covered Call Options.")

PHOENIX-ENGEMANN GROWTH AND INCOME SERIES
    The Phoenix-Engemann Growth and Income Series may invest up to 5% of its net assets in warrants and stock rights, but no more than 2% of its net assets in warrants and stock rights not listed on the NYSE or the American Stock Exchange.

PHOENIX-ENGEMANN SMALL-CAP GROWTH SERIES
    The Phoenix-Engemann Small-Cap Growth Series may use financial futures contracts and related options to hedge against changes in the market value of the portfolio securities which it intends to purchase.

PHOENIX-ENGEMANN STRATEGIC ALLOCATION SERIES
    Immediately after entering into an opening option position, the total value of all open option positions based on exercise price will not exceed 10% of the Phoenix-Engemann Strategic Allocation Series' total assets.

    Market Segment Investments. The Phoenix-Engemann Strategic Allocation Series seeks to achieve its investment objective by investing in the three market segments of stocks, bonds and money market instruments described below.

[diamond]  STOCKS--common stocks and other equity-type securities such as preferred stocks, securities convertible into common stock and warrants;

[diamond]  BONDS--bonds and other debt securities with maturities generally exceeding one year, including:

           o publicly-offered straight debt securities having a rating within the 4 highest grades as determined by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A or Baa) or Standard & Poor's Corporation ("Standard & Poor's") (AAA, AA, A or BBB) or, if unrated, those publicly-offered straight debt securities which are judged by the Account to be of equivalent quality to securities so rated;

           o obligations issued, sponsored, assumed or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities;

           o obligations (payable in U.S. dollars) issued or guaranteed as to principal and interest by the Government of Canada or of a Province of Canada or any instrumentality or political subdivision thereof, provided such obligations have a rating within the highest grades as determined by Moody's (Aaa, Aa or A) or Standard & Poor's (AAA, AA or A) and do not exceed 25% of the Phoenix-Engemann Strategic Allocation Series' total assets;

           o publicly offered straight debt securities issued or guaranteed by a national or state bank or bank holding company (as defined in the Federal Bank Holding Company Act, as amended) having a rating within the 3 highest grades as determined by Moody's (Aaa, Aa or A) or Standard & Poor's (AAA, AA or A), and certificates of deposit of such banks; and

           o high yield, high risk fixed income securities (commonly referred to as "junk bonds") having a rating below Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Corporation or unrated securities of comparable quality provided such securities do not exceed 10% of the Phoenix-Engemann Strategic Allocation Series' total assets.

[diamond]  MONEY MARKET--money market instruments and other debt securities with maturities generally not exceeding one year, including:

           o  those money market instruments described in this SAI; and

           o reverse repurchase agreements with respect to any of the foregoing obligations. Reverse repurchase agreements are agreements in which the series, as the seller of the securities, agrees to repurchase them at an agreed time and price. This transaction constitutes a borrowing of money by the seller of the securities. The series will maintain sufficient funds in a segregated account with its custodian to repurchase securities pursuant to any outstanding reverse repurchase agreement. The series is required to maintain asset coverage of at least 300% at all times for all obligations under reverse repurchase agreements.

    Trading. The advisor will engage in trading when it believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether these goals will be achieved through trading depends on the advisor's ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations. If the advisor's evaluations and expectations prove to be incorrect, the series' income or capital appreciation may be reduced and its capital losses may be increased. Portfolio trading involves transaction costs. Purchases and sales of securities will be made, whenever necessary, in the advisor's view, to achieve the total return investment objective of the series without regard to the resulting brokerage costs.

    In addition to the traditional investment techniques for purchasing and selling and engaging in trading, the Phoenix-Engemann Strategic Allocation Series may enter into financial futures and options contracts.

PHOENIX-ENGEMANN VALUE EQUITY SERIES
    The series may invest in convertible securities. The series will invest only in the four highest rating categories of convertible securities, commonly called "investment grade" securities. If the series purchases an investment grade security that loses its investment grade rating, the series is not required to sell the security.

    The series may lend portfolio securities in amounts up to one-third the value of its total assets to increase its investment returns.

PHOENIX-GOODWIN MONEY MARKET SERIES
    By limiting the maturity of its investments, this series seeks to lessen the changes in the value of its assets caused by market factors. This series, consistent with its investment objective, will attempt to maximize yield through portfolio trading. This may involve selling portfolio instruments and purchasing different instruments to take advantage of disparities of yields in different segments of the high-grade money market or among particular instruments within the same segment of the market. It is expected that the series' portfolio transactions generally will be with issuers or dealers in money market instruments acting as principal. Accordingly, this series will normally not pay any brokerage commissions.

    The value of the securities in the Phoenix-Goodwin Money Market Series' portfolio can be expected to vary inversely to changes in prevailing interest rates, with the amount of such variation depending primarily on the period of time remaining to maturity of the security. Long-term obligations may fluctuate more in value than short-term obligations. If interest rates increase after a security is purchased, the security, if sold, could be sold at a loss. On the other hand, if interest rates decline after a purchase, the security, if sold, could be sold at a profit. If, however, the security is held to maturity, no gain or loss will be realized as a result of interest rate fluctuations, although the day-to-day valuation of the portfolio could fluctuate. Substantial withdrawals of the amounts held in the Phoenix-Goodwin Money Market Series could require it to sell portfolio securities at a time when a sale might not be favorable. The value of a portfolio security also may be affected by other factors, including factors bearing on the credit-worthiness of its issuer. A discussion of amortized cost is contained under "Determination of Net Asset Value."

    The Phoenix-Goodwin Money Market Series may only purchase a call option to terminate a previously written call option. (See "Writing Covered Call Options.")

PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES
    The Phoenix-Goodwin Multi-Sector Fixed Income Series may only purchase a call option to terminate a previously written call option. (See "Writing Covered Call Options.")

PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT SERIES
    The Phoenix-Lazard International Equity Select Series may invest up to 20% of its net assets in debt securities and short-term money market instruments. The series may invest up to 5% of its total assets in warrants, except that this limitation does not apply to warrants purchased by the series that are sold in units with, or attached to, other securities. Although the series' transactions in financial futures contracts and related options will be primarily for hedging purposes, the series may also enter into such transactions to provide a substitute for purchasing or selling specific securities or to increase potential income gain.

    When the subadvisor determines that adverse market conditions exist, the series may adopt a temporary defensive position and invest some or all of its assets in money market instruments, including U.S. government securities, repurchase agreements, bank obligations and commercial paper and other short-term obligations.


PHOENIX STRATEGIC THEME SERIES
    The Phoenix Strategic Theme Series may use financial futures contracts and related options to hedge against changes in the market value of the portfolio securities which it intends to purchase.

    The Phoenix Strategic Theme Series intends to invest up to 5% of its respective net assets in warrants and stock rights, but no more than 2% of its net assets in warrants and stock rights not listed on the NYSE or the American Stock Exchange.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

    The Fund's fundamental policies as they affect any series cannot be changed without the approval of a vote of a majority of the outstanding shares of such series, which is the lesser of (i) 67% or more of the voting securities of such series present at a meeting if the holders of more than 50% of the outstanding voting securities of such series are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of such series. A proposed change in fundamental policy or investment objective will be deemed to have been effectively acted upon by any series if a majority of the outstanding voting securities of that series votes for the approval of the proposal as provided above, notwithstanding (1) that such matter has not been approved by a majority of the outstanding securities of any other series affected by such matter and
(2) that such matter has not been approved by a majority of the outstanding voting securities of the Fund. Compliance with applicable percentage thresholds is measured as of the time of initial investment.

FUNDAMENTAL INVESTMENT RESTRICTIONS
    The following investment restrictions are fundamental policies of the series described in this SAI and may not be changed except as described above.

(1) A series may not, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies, if: (a) such purchase would, at the time, cause more than 5% of the series' total assets, taken at market value, to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the series.

      This restriction does not apply to the Phoenix-Northern Dow 30, Phoenix-Northern Nasdaq-100 Index(R), or Phoenix-Duff & Phelps Real Estate Securities Series.

(2) A series may not purchase securities in a given industry if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities).

      This restriction does not apply to the Phoenix-Duff & Phelps Real Estate Securities, Phoenix-Northern Dow 30 or Phoenix-Northern Nasdaq-100 Index(R) Series.

      In addition, the Phoenix-Goodwin Money Market Series and Phoenix-Engemann Strategic Allocation Series may invest more than 25% of their assets in the banking industry.

(3) A series may not issue senior securities in contravention of the 1940 Act. Activities permitted by SEC exemptive orders or staff interpretations shall not be deemed prohibited by this restriction.

(4) A series may not borrow money, except (i) in amounts not to exceed one third of the value of the series' total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options, and (c) short-term credits extended in connection with trade clearances and settlement shall not constitute borrowing.

(5) A series may not underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, a series may be deemed to be an underwriter under the applicable law.

(6)   A series may not purchase or sell real estate, except that a series may
      (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein,
      (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the series as a result of the ownership of securities.

(7) A series may not make loans, except that a series may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and (iv) participate in an interfund lending program with other registered investment companies.

(8) A series may not purchase or sell commodities or commodity contracts, except a series may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indices, interest rates, securities, currencies and physical commodities).


PORTFOLIO TURNOVER
--------------------------------------------------------------------------------

    The portfolio turnover rate of each series is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the series' securities (excluding all securities, including options, with maturities at the time of acquisition of one year or less). All long-term securities, including long-term U.S. Government securities, are included. A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the series. Turnover rates may vary greatly from year to year as well as within a particular year and also may be affected by cash requirements for redemptions of each series' shares by requirements that enable the Fund to receive certain favorable tax treatments. The portfolio turnover rates for each series (other than the Phoenix-Goodwin Money Market Series) are set forth under "Financial Highlights" in the prospectus.


MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

    The Board of Trustees supervises the business and affairs of the Fund under the laws of The Commonwealth of Massachusetts and the Declaration of Trust as amended. The Trustees and executive officers of the Fund and their principal occupations for the last five years are set forth below. There is no stated term of office for Trustees of the Fund.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER OF
                                                                                               PORTFOLIOS IN
                                                                                               FUND COMPLEX     OTHER TRUSTEESHIPS/
NAME, ADDRESS, AGE, AND          LENGTH OF                PRINCIPAL OCCUPATION(S)                OVERSEEN BY        DIRECTORSHIPS
POSITION(S) WITH TRUST          TIME SERVED                 DURING PAST 5 YEARS                   TRUSTEE         HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                         INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Frank M. Ellmer, CPA           Served since   Retired                                               26        None
c/o The Phoenix Edge               1999
Series Fund
101 Munson Street
Greenfield, MA 01301
65
Trustee
------------------------------------------------------------------------------------------------------------------------------------
John A. Fabian                 Served since   Currently Retired                                     26        None
c/o The Phoenix Edge               1999
Series Fund
101 Munson Street
Greenfield, MA 01301
71
Trustee
------------------------------------------------------------------------------------------------------------------------------------
Roger A. Gelfenbien            Served since   Currently Retired                                     26        Director, Webster
c/o The Phoenix Edge               2000                                                                       Bank (4/2003-present).
Series Fund                                                                                                   Director, USAllianz
101 Munson Street                                                                                             Variable Insurance
Greenfield, MA 01301                                                                                          Product Trust, 23
61                                                                                                            funds (1999-present).
Trustee                                                                                                       Chairman, Board of
                                                                                                              Trustees at The
                                                                                                              University of
                                                                                                              Connecticut
                                                                                                              (1997-2003).

------------------------------------------------------------------------------------------------------------------------------------
Eunice S. Groark               Served since   Attorney. Previously Visiting Professor in            26        Director, Peoples'
c/o The Phoenix Edge               1999       Government, Wesleyan University (1997-1999);                    Bank (1995-present).
Series Fund                                   Columnist, Journal-Inquirer (1995-2000).
101 Munson Street
Greenfield, MA 01301
67
Trustee

------------------------------------------------------------------------------------------------------------------------------------
Frank E. Grzelecki             Served since   Retired; previously Managing Director,                26        Director, Barnes
c/o The Phoenix Edge               2000       Saugatuck  Associates, Inc. (1999-2000).                        Group, Inc.
Series Fund                                                                                                   (1997-present).
101 Munson Street
Greenfield, MA 01301
67
Trustee
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER OF
                                                                                               PORTFOLIOS IN
                                                                                               FUND COMPLEX     OTHER TRUSTEESHIPS/
NAME, ADDRESS, AGE, AND          LENGTH OF                PRINCIPAL OCCUPATION(S)                OVERSEEN BY        DIRECTORSHIPS
POSITION(S) WITH TRUST          TIME SERVED                 DURING PAST 5 YEARS                   TRUSTEE         HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
John R. Mallin                 Served since   Partner/Attorney, McCarter & English, LLP             26        None
c/o The Phoenix Edge               1999       (2003-present); Principal/Attorney, Cummings &
Series Fund                                   Lockwood, LLC (1996-2003).
101 Munson Street
Greenfield, MA 01301
54
Trustee
------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Philip R. McLoughlin**         Served since   Management Consultant (2002-2004), Chairman           67        Chairman/Trustee,
56 Prospect Street                 2003       (1997-2002), Chief Executive Officer                            various funds within
Hartford, CT 06115-0480                       (1995-2002), Director (1995-2002) and Vice                      the Phoenix Funds
58                                            Chairman (1995-1997), Phoenix Investment                        Complex. Director,
Trustee/Chairman                              Partners Ltd. Director and Executive Vice                       PXRE Corporation
                                              President, The Phoenix Companies, Inc.                          (Delaware)
                                              (2000-2002). Director (1994-2002) and                           (1985-present), World
                                              Executive Vice President, Investments                           Trust Fund
                                              (1987-2002), Phoenix Life Insurance Company.                    (1991-present).
                                              Director (1983-2002) and Chairman (1995-2002),
                                              Phoenix Investment Counsel, Inc. Director
                                              (1982-2002) and President (1990-2000), Phoenix
                                              Equity Planning Corporation. Chairman and
                                              President, Phoenix/Zweig Advisers LLC
                                              (2001-2002). Director (2001-2002) and
                                              President (4/2002-9/2002), Phoenix Investment
                                              Management Company. Director and Executive
                                              Vice President, Phoenix Life and Annuity
                                              Company (1996-2002). Director (1995-2000) and
                                              Executive Vice President (1994-2002), and
                                              Chief Investment Counsel (1994-2002), PHL
                                              Variable Insurance Company. Director, Phoenix
                                              National Trust Holding Company (2001-2002).
                                              Director (1985-2002) and Vice President
                                              (1986-2002), and Executive Vice President
                                              (April 2002-September 2002) PM Holdings, Inc.
                                              Director (1992-2002), W.S. Griffith
                                              Securities, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Phillip K. Polkinghorn*        Served since   Executive Vice President, The Phoenix                 26        None
One American Row                   2004       Companies, Inc. (2004-present). Vice
Hartford, CT 06102                            President, Sun Life Financial Company
47                                            (2001-2004). President, Keyport Life
Trustee/ President                            (1998-2001).
------------------------------------------------------------------------------------------------------------------------------------
                                                   OFFICER(S) WHO ARE NOT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

Marc Baltuch                   Served since   Chief Compliance Officer, Zweig-DiMenna               N/A       N/A
900 Third Avenue                 July 2005    Associates LLC (1989-present); Vice President
New York, NY 10022                            and Compliance Officer, certain of the Funds
59                                            in the Phoenix Fund Family; Vice President,
Vice President and Chief                      The Zweig Total Return Fund, Inc.
Compliance Officer                            (2004-present); Vice President, The Zweig
                                              Fund, Inc. (2004-present); President and
                                              Director of Watermark Securities, Inc.
                                              (1991-present); Assistant Secretary of Gotham
                                              Advisors Inc. (1990-present); Secretary,
                                              Phoenix-Zweig Trust (1989-2003); Secretary,
                                              Phoenix-Euclid Market Neutral Fund (1999-2002).

------------------------------------------------------------------------------------------------------------------------------------
Nancy G. Curtiss                 Treasurer    Vice President, Fund Accounting                       N/A       N/A
56 Prospect Street              since 1994;   (1994-2000),Treasurer (1996-2000), Assistant
Hartford, CT 06115                 Vice       Treasurer (2001-2003) Vice President,
52                              President,    Operations (2003-present), Phoenix Equity
Vice President, Treasurer       since 2000    Planning Corporation. Treasurer, Phoenix Fund
and Principal Accounting                      Complex (1994-present).
Officer
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER OF
                                                                                               PORTFOLIOS IN
                                                                                               FUND COMPLEX     OTHER TRUSTEESHIPS/
NAME, ADDRESS, AGE, AND          LENGTH OF                PRINCIPAL OCCUPATION(S)                OVERSEEN BY        DIRECTORSHIPS
POSITION(S) WITH TRUST          TIME SERVED                 DURING PAST 5 YEARS                   TRUSTEE         HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Gina C. O'Connell              Served since   Senior Vice President, Life and Annuity               N/A       N/A
One American Row                   2004       Manufacturing (2003-present), The Phoenix
Hartford, CT 06102                            Companies, Inc. Senior Vice President, Life
42                                            and Annuity Operations (2002-2003),Vice
Senior Vice President                         President, various marketing and product
                                              development departments (1998-2002), Phoenix
                                              Life Insurance Company.
------------------------------------------------------------------------------------------------------------------------------------
Kevin J. Carr                    Secretary    Vice President, Counsel, Phoenix Life                 N/A       N/A
One American Row                 since May    Insurance Company (May 2005-present). Vice
Hartford, CT 06102                 2005       President, Counsel, Chief Legal Officer and
50                                            Secretary of certain of the funds within the
Vice President, Counsel,                      Phoenix Fund Complex (May 2005-present).
Chief Legal Officer                           Compliance Offer of Investments and Counsel,
and Secretary                                 Travelers Life and Annuity (January 2005-May
                                              2005). Assistant General Counsel,
                                              The Hartford Financial Services
                                              Group (1999-2005).
------------------------------------------------------------------------------------------------------------------------------------

All ages are as of April 1, 2005.
* Mr. Polkinghorn is an "interested person" of the Trust, as defined in the 1940 Act, by reason of his position as Executive Vice President, Life and Annuity of The Phoenix Companies, Inc. and Phoenix Life Insurance Company.
** Mr. McLoughlin is an "interested person" of the Trust, as defined in the 1940 Act, by reason of his former relationship with Phoenix Investment Partners, Ltd. and its affiliates.

    None of the Trustees or officers directly own shares of the Fund. As of April 1, 2005, the Trustees and officers as a group owned variable contracts that entitled them to give voting instructions with respect to less than 1% of the outstanding shares of the Fund.

COMMITTEES OF THE BOARD
    AUDIT COMMITTEE. The Board has an Audit Committee comprised of entirely independent Trustees and all independent Trustees are members of the Audit Committee. Audit Committee members are Frank M. Ellmer, John A. Fabian, Roger A. Gelfenbien, Eunice S. Groark, Frank E. Grzelecki and John R. Mallin. The Audit Committee meets with the Fund's independent auditors to review the scope of their services, including non-audited functions, as well as the results of their examination of the Fund's financial statements. The Audit Committee also meets with the independent auditors to review the adequacy of the Fund's accounting policies and procedures. The Audit Committee met six times in 2004.

    NOMINATING COMMITTEE. The Board has a Nominating Committee comprised entirely of independent Trustees that selects and nominates new candidates for election as Independent Trustees; all independent Trustees are members of the Nominating Committee. The Nominating Committee will not consider nominees recommended by Policyholders or Contractowners. Frank M. Ellmer, John A. Fabian, Eunice S. Groark, Frank E. Grzelecki, Roger A. Gelfenbien and John R. Mallin comprise the Nominating Committee. The Nominating Committee met four times in 2004.

    EXECUTIVE COMMITTEE. The Executive Committee is responsible for authorizing management of the Fund to file amendments to the Fund's registration statement to establish new series and to undertake any other task or responsibility that the Board of Trustees may, from time to time, assign to it. John A. Fabian, Eunice S. Groark, and John R. Mallin serve as members of the Executive Committee of the Board of Trustees. The Executive Committee met once in 2004.

COMPENSATION TABLE
    Trustee costs are allocated equally to each of the series of the Fund. Officers and employees of the advisor who are "interested persons" are compensated by the advisor and receive no compensation from the Fund. Trustees receive no compensation from any other fund in the complex. Each independent Trustee receives from the Fund a $3,000 quarterly stipend plus $2,000 for each Board meeting attended. The Chairperson of the Committee receives an additional $5,000 retainer fee. Committee members receive an additional fee of $2,000 for each committee meeting attended. The Chairperson of the Audit Committee receives an additional $2,000 retainer fee. In addition, the Fund reimburses each of the independent Trustees for travel and other expenses incurred in connection with attendance at such meetings. Trustees are not entitled to receive any retirement benefits or deferred compensation from the Fund. The Trustees received the following compensation from the Fund for the year ended December 31, 2004:

---------------------------------------------------------------
NAME                               AGGREGATE COMPENSATION
                                          FROM FUND
---------------------------------------------------------------
Frank M. Ellmer                            $55,250
---------------------------------------------------------------
John A. Fabian                             $50,000
---------------------------------------------------------------
Roger A. Gelfenbien                        $50,000
---------------------------------------------------------------
Eunice S. Groark                           $46,000
---------------------------------------------------------------
Frank E. Grzelecki                         $45,000
---------------------------------------------------------------
John R. Mallin                             $51,000
---------------------------------------------------------------

---------------------------------------------------------------
NAME                               AGGREGATE COMPENSATION
                                          FROM FUND
---------------------------------------------------------------
Philip R. McLoughlin                         None
---------------------------------------------------------------
Philip K. Polkinghorn                        None
---------------------------------------------------------------

TRUSTEE OWNERSHIP OF SECURITIES
    Set forth in the table below is the dollar range of equity securities held by each Trustee as of December 31, 2004.

------------------------------------------------------------------
                                          AGGREGATE DOLLAR RANGE
                        DOLLAR RANGE OF         OF TRUSTEE
                             EQUITY       OWNERSHIP IN ALL SERIES
                        SECURITIES IN A   OVERSEEN BY TRUSTEE IN
                             SERIES        FAMILY OF INVESTMENT
NAME OF TRUSTEE           OF THE FUND          COMPANIES(1)
------------------------------------------------------------------
Frank M. Ellmer               None                None
------------------------------------------------------------------
John A. Fabian                None                None
------------------------------------------------------------------
Roger A. Gelfenbien           None                None
------------------------------------------------------------------
Eunice S. Groark              None                None
------------------------------------------------------------------
Frank E. Grzelecki            None                None
------------------------------------------------------------------
John R. Mallin                None                None
------------------------------------------------------------------
Philip R. McLoughlin          None                None
------------------------------------------------------------------
Philip K. Polkinghorn         None                None
------------------------------------------------------------------

(1) For the purposes of this table, the Fund has been considered to comprise the relevant Family of Investment Companies.

INTERESTS OF INDEPENDENT TRUSTEES
    SEC Release No. 33-7932 requires, among other things, that for certain regulatory filings made after February 15, 2002, mutual fund registrants must disclose potential conflicts of interest involving trustees that could affect their independence. These requirements require disclosure by each independent Trustee, or their immediate family members, of any direct or indirect interests or material interests, which exceed $60,000, during the two most recently completed calendar years, or which could impact on their independence. Each of the following independent trustees has agreed to provide the following disclosures in accordance with the referenced release. They each maintain that the existence of these facts or circumstances have not, or do not, in any manner, affect their ability to serve as impartial and independent trustees.

    Mr. Fabian served as Executive Vice President of Phoenix Home Life Mutual Insurance Company, now Phoenix Life Insurance Company ("Phoenix"), from 1992-1994 and of Home Life Insurance Company, a predecessor of Phoenix from 1975 to 1992. As a former officer and employee of Phoenix and its predecessor, Mr. Fabian receives retirement payments and other benefits in excess of $60,000 per year. These include fixed monthly retirement payments (subject to cost of living increases) under The Phoenix Companies, Inc. Employee Pension Plan, a tax-qualified defined benefit plan; the Home Life Insurance Company Non-Qualified Retirement Plan, a non-qualified supplemental defined benefit plan; and a special severance agreement providing supplemental retirement benefits on a non-qualified basis. The qualified plan is pre-funded by a separate trust, while the other retirement benefits are obligations of Phoenix. These benefits are fully vested and fixed in amount.

    Mrs. Groark's husband, Tom Groark, is a contract partner at the law firm of Day, Berry & Howard LLP ("DBH"). During the last two completed calendar years, DBH provided legal services to Phoenix Investment Partners, Ltd. ("PXP"), and other Phoenix affiliates, in the aggregate amount of approximately $143,499. PXP is the direct or indirect parent of the Fund's other investment advisors and subadvisors that are affiliated with The Phoenix Companies, Inc. The work performed by DBH did not involve the Fund or any of the Fund's investment advisors or subadvisors. Mr. Groark did not work on or have any other involvement with any of these matters and they did not have a material effect on his compensation. Mrs. Groark does not have any interest in DBH.

    Mr. Grzelecki and Phoenix are investors in Saugatuck Capital Company Limited Partnership IV ("Saugatuck Capital"), a licensed small business investment partnership that was initially capitalized in July 1999. Mr. Grzelecki has also been affiliated with the general partner of Saugatuck Capital, Saugatuck Management IV, LLC ("Saugatuck LLC"), and retains an equity interest in both entities through that relationship.

    Phoenix and the Phoenix Employee Pension Plan are limited partners of Saugatuck Capital with an aggregate $5 million capital commitment (of which $4.5 million is on behalf of Phoenix and $0.5 million is on behalf of the pension plan). Mr. Grzelecki is a limited partner in Saugatuck Capital with a capital commitment of $750,000. Total capitalization of Saugatuck Capital is $48 million in limited partnership capital commitments and $70 million in financing from the Small Business Administration, in the form of preferred limited partnership interests. The limited partnership interests are passive interest, although they entitled the limited partners to vote for the removal of the general partner. The voting interests held by both Phoenix and the Plan represent less than 5% of the total outstanding voting interests in Saugatuck Capital. All capital commitments will be paid in by February 2011 or sooner.

    Mr. Grzelecki was one of the five managing members of Saugatuck LLC from July 1999 through July 2000, and remains a non-managing retired member. As of August 1, 2000, he served as a consultant to Saugatuck Associates IV Inc. for a nominal annual fee, in which capacity he evaluated potential investments for Saugatuck Capital and was a director of one of their portfolio companies. He resigned from that board effective January 9, 2002 and as a result resigned as a consultant to Saugatuck Associates IV Inc. effective March 1, 2002.

    As general partner, Saugatuck LLC is entitled to 20% of the profits of Saugatuck Capital upon its dissolution. Following his resignation as a managing director of Saugatuck LLC, he retained a 3.1% vested interest in Saugatuck LLC, which represents a 0.622% interest in the profits of Saugatuck Capital at dissolution. Both Mr. Grzelecki and Mr. Paul Chute

(who replaced Mr. Fiondella as a Board member on February 14, 2002) served as members of Saugatuck Capital's Advisory Board, a non-governing body of approximately 12 members. Board members except Mr. Chute receive $3,000 for each of the four meetings held annually. Mr. Grzelecki's attendance fee had been covered under his consulting agreement with Saugatuck LLC. As of March 1, 2002, he receives the standard fee for meetings attended until he resigned as a member of the Board of Advisors effective December 19, 2004.

    The value of Mr. Grzelecki's interest in Saugatuck Capital as a non-managing member of Saugatuck Management IV, LLC cannot be quantified with certainty, since its is dependent on future performance of the partnership; however, Mr. Grzelecki estimates that at the end of the approximately 10 year period, Saugatuck Capital will be worth $350,000 to $700,000. In addition, Mr. Grzelecki has the potential value of a limited partnership interest.

BOARD OF TRUSTEES' CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
    The Board of Trustees is ultimately responsible for overseeing the performance of the Fund's investment advisors and subadvisors and determining whether to approve and renew the Fund's investment advisory arrangements.

    At a special telephonic meeting held September 20, 2004, the Board approved the termination of the subadvisory agreement between PVA and Massachusetts Financial Services Company, doing business as MFS Investment Management ("MFS"). Coinciding with the termination of MFS, the Board approved the appointment of A I M Capital Management, Inc. ("AIM") as successor subadvisor for the Phoenix-MFS Investors Growth Stock Series. The Board further approved a First Amendment to the subadvisory agreement between PVA and AIM, adding the currently named series as a series for which AIM shall provide subadvisory services. The Board approved that the series be renamed the "Phoenix-AIM Growth Series."

    The proposal was made to replace MFS as subadvisor because it was felt that it would be in the best interest of shareholders. The recent performance of the series had not been satisfactory compared to earlier performance results. Also, the relationship between MFS and the Trustees of the Fund had given the Trustees concern about the comfort they feel with the firm managing the assets of the shareholders. Third, ongoing uncertainty about the management of MFS gave the Trustees concern about the ability of the firm to achieve the performance results expected by the shareholders. The Trustees considered several factors presented by PVA in making their decision. The Trustees considered PVA's quantitative and qualitative evaluation of AIM's skills and abilities in managing assets pursuant to specific investment styles similar to the style of the series. The Trustees also reviewed the relative historical performance of investment funds that AIM manages according to this style. And the Trustees also considered the nature, extent, and quality of the services to be provided by the subadvisor, and whether the cost to PVA of these services would be reasonable. After considering all the factors presented, the Trustees agreed with the proposal for the following reasons. AIM has well-established skills and proven abilities in managing assets pursuant to specific investment styles similar to the style of the series. The historical investment performance of other similar funds managed by AIM compares favorably with the recent performance of the series. And the subadvisory services to be provided to PVA for the series will be provided at a reasonable cost to PVA.

    At a regular meeting of the Board held November 15, 2004, the Board agreed with Management's decisions, whereby the portfolio managers employed by Oakhurst, a division of Phoenix Investment Counsel, Inc. based in Scotts Valley in California were realigned under Engemann Asset Management ("EAM"). This change would advance the Phoenix asset business model for greater profitability. Oakhurst has proven to be a strong performer in the mutual fund market since its formation in 1997. Now, as part of EAM's much larger and more established enterprise, Oakhurst will have the opportunity to compete for institutional assets, which will also allow Phoenix to extend the footprint of EAM and further diversify its asset base and portfolio management capabilities. This change would eliminate the Oakhurst name, but allow the investment team to continue to manage its funds using its existing investment process and strategies.

    In order to be consistent with these Management changes, the Board approved an Investment Advisory Agreement between the Fund and EAM, on behalf of Phoenix-Oakhurst Growth and Income Series and the Phoenix-Oakhurst Value Equity Series. The Board also amended the subadvisory agreement between PIC and EAM adding the Phoenix-Oakhurst Strategic Allocation Series. The Board changed the names of each of the three series to Phoenix-Engemann Growth and Income Series, the Phoenix-Engemann Value Equity Series, and the Phoenix-Engemann Strategic Allocation Series. No changes to the investment advisory fee structure were proposed.

    Also at the same November 15, 2004 meeting, PVA notified the Trustees that they received notice from State Street Research & Management Company ("SSR") that SSR was terminating their subadvisory agreement with PVA. At a subsequent special meeting of the Board, held December 17, 2004, the Board approved the appointment of Fred Alger Management, Inc. ("Alger") as successor subadvisor for the Phoenix-State Street Research Small-Cap Growth Series. The Board further approved a subadvisory agreement between PVA and Alger, through which Alger shall provide subadvisory services for the series. The Board approved that the series be renamed the "Phoenix-Alger Small-Cap Growth Series." Before voting on the proposal, the Trustees received information and a presentation from Alger, in addition to information from PVA, relating to the proposal. This included information about the nature, extent, and quality of the services to be provided by Alger in fulfilling its subadvisory duties under the New Subadvisory
Agreement: the qualifications, abilities, experience and responsibilities of key investment professionals of the firm; a description of the compensation program for such personnel, and whether it will give proper incentives to achieve highly competitive investment performance results for the series; and whether there is sufficient staff to handle the compliance, servicing, and other portfolio-management duties required of the subadvisor. Information also was provided about Alger's investment philosophy, research process and buy/sell discipline, and about other aspects of Alger's portfolio-management style. In addition, information was provided about Alger's compliance program, code of ethics, disaster recovery program and selection of broker-dealers for portfolio transactions, and about any relevant affiliations and potential conflicts of interest. In considering all of this information about Alger, the Trustees asked Alger about any residual impact of the events of September 11, 2001, on the firm; the Alger representative stated that the firm had fully recovered. This information, combined with the favorable responses given in the written materials provided by the firm, satisfied the Trustees that Alger has well-established skills and proven abilities in managing assets pursuant to specific investment styles similar to the style of the series, and that the various services and standards to be maintained by Alger are comparable to, or superior to, those under other subadvisory agreements with the advisor.

    In addition to information about the operations, personnel, and history of Alger, the Trustees were provided information about the historical investment performance of Alger, and other investment managers, with investment funds similar in style to the series. In particular, performance information provided compared year-to-date and one-year rates of return, and annualized rates of return for three, five, and ten years, for the series and for similar funds managed by Alger and by several other firms. Also provided were comparative peer-group rankings for the same time periods. The comparisons showed that the Alger portfolio manager for this investment style has produced competitive results. During their deliberations, the Trustees noted that, since the subadvisory fees are paid from the advisory fee for the series, the fact that the subadvisory fee rate is not changing under the New Subadvisory Agreement will not impact economies of scale or the cost of subadvisory services as they relate to shareholders of the series. It was also noted that the level of the subadvisory fee rate is reasonable for this investment style.

    After considering all the information presented, the Trustees concluded that Alger has well-established skills and proven abilities in managing assets pursuant to specific investment styles similar to the style of the series; that the historical investment performance of Alger compares favorably with the recent performance of the series and of other firms with similar investment styles, and that the subadvisory services to be provided to PVA for the series will be provided at a reasonable cost to PVA.

    At the annual contract review meeting held in November 2004, the Board reviewed responses, from the advisors and subadvisors, to an extensive questionnaire concerning their investment performance, profitability, philosophy, resources, and compliance structure. Copies of these responses were provided to each of the Board members prior to the meeting. Also prepared in advance for the Board were comparative analyses of series results and attributes with industry peer-group norms for the same time periods.

    At the Board meeting, there was considerable discussion about the various responses of each of the managers, and about manager results compared with industry norms. In particular, the Board discussed, in this context, the performance for each series, investment management fees and total operating expenses, firm structure and resources, investment process, and other factors to come to conclusions about the various qualifications of each advisor and subadvisor to continue in its role for the Board.

    In a specific discussion about performance, the returns for each series were discussed in comparison to industry peer-group ranges. While the returns for some were above, and some were below, the averages of their respective peers for the time periods analyzed, all were found to be reasonable.

    The Board also reviewed materials describing the financial profitability of each advisor and subadvisor. The materials included information about how costs are allocated across the Fund and matched to revenues. The Board noted that the advisors and subadvisors had not profited at the level that the industry, or the Phoenix corporate board, would expect; however, each advisor and subadvisor assured the Board that it found the relationship commercially viable.

    At the end of these deliberations, the Board concluded that the investment management fees and total expenses for each series are comparable to those charged by a group of similarly situated series in the industry as selected by an independent third party. The Board reviewed advisory and subadvisory fees charged and concluded that the level of these fees for each series was reasonable for the particular investment style.

    The Board concluded, based upon a review of the financial statements provided by the advisors and subadvisors, that the firms were sufficiently capitalized to remain economically viable during the coming year. Additionally, the Board concluded that the advisors and subadvisors had no systemic legal or compliance problems that would interfere with the series' management.

    The Board concluded, upon review of the questionnaire responses, comparative analyses, and discussions about each advisor and subadvisor, that each continues to possess the fundamental resources necessary to meet its investment mandates. Therefore, they approve renewal of all of the existing advisory and subadvisory agreements.

DESCRIPTION OF SHARES
    The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of each series, each of which represents an equal proportionate interest in that series. Each share upon liquidation entitles a shareholder to a pro rata share in the net assets of that series. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Fund may create additional series of shares or separate classes of portfolios without shareholder approval. Share certificates representing the shares will not be issued.

VOTING
    Each share of each series entitles the shareholder of record to one vote. Where a matter pertains solely to one or more series, only the shareholders of such series will be entitled to vote. Under the Declaration of Trust and Massachusetts business trust law, the Fund is not required to hold annual shareholder meetings. It is not anticipated that the Fund will hold shareholder meetings unless required by law, although special meetings may be called for a specific series, or for the Fund as a whole, for the election or removal of a Trustee, changing a fundamental policy, or approving a new or amended advisory contract or subadvisory agreement. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding voting shares may remove a person serving as trustee either by written instrument or at a meeting held for that purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as a Trustee, if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. In accordance with current laws, it is anticipated that an insurance company issuing a variable contract that participates in the Fund will request voting instructions from the variable contract owners and will vote the shares in the separate account in proportion to the voting instructions received. The Fund's shares do not have cumulative voting rights.

MANAGER OF MANAGERS EXEMPTIVE ORDER
    The Fund and PVA have received an exemptive order from the Securities and Exchange Commission ("SEC") granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which PVA will, subject to supervision and approval of the Fund's Board of Trustees, be permitted to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the applicable series of the Fund. The Fund and PVA will therefore have the right to hire, terminate, or replace subadvisors without shareholder approval, including, without limitation, the replacement or reinstatement of any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. PVA will continue to have the ultimate responsibility to oversee the subadvisors and recommend their hiring, termination and replacement.

MIXED AND SHARED FUNDING
    Shares of the Fund are not directly offered to the public. Shares of the Fund are currently offered through separate accounts to fund variable accumulation annuity contracts and variable universal life insurance policies issued by Phoenix Life Insurance Company ("Phoenix"), PHL Variable Insurance Company ("PHL Variable"), and Phoenix Life and Annuity Company ("PLAC"). Shares of the Fund may be offered to separate accounts of other insurance companies in the future.

    The interests of variable annuity contract owners and variable life policy owners could diverge based on differences in federal and state regulatory requirements, tax laws, investment management or other unanticipated developments. The Fund's Trustees currently do not foresee any such differences or disadvantages at this time. However, the Fund's Trustees intend to monitor for any material conflicts and will determine what action, if any, should be taken in response to such conflicts. If such a conflict should occur, one or more separate accounts may be required to withdraw its investment in the Fund or shares of another fund may be substituted.

CONTROL PERSONS
    One or more of the separate accounts of the Phoenix family of insurance companies offering variable insurance and annuity products own the shares. The following table shows the percentage ownership of record of each series held by each separate account as of April 1, 2005.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      PHOENIX LIFE
                                                     PHOENIX LIFE     PHOENIX LIFE                                     & ANNUITY
                                                       VARIABLE         VARIABLE       PHL VARIABLE    PHL VARIABLE     VARIABLE
                                                     ACCUMULATION      UNIVERSAL       ACCUMULATION   UNIVERSAL LIFE   UNIVERSAL
                 SERIES                                 ACCOUNT       LIFE ACCOUNT        ACCOUNT        ACCOUNT      LIFE ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series                    34.6%           35.4%            29.7%            0.2%           0.1%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth Series                    18.4%           13.2%            67.5%            0.8%           0.1%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index Series         17.6%           33.7%            48.7%            0.0%           0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Growth Series                                20.0%           27.1%            52.3%            0.3%           0.3%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series      18.5%           26.1%            54.8%            0.4%           0.2%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series                   43.2%           36.8%            19.9%            0.1%           0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth Series                 18.4%           29.2%            50.5%            0.7%           1.2%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Growth and Income Series                18.2%           22.4%            58.7%            0.5%           0.2%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Strategic Allocation Series             52.4%           20.2%            27.3%            0.0%           0.1%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Value Equity Series                     13.6%           33.3%            52.6%            0.2%           0.3%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series                      16.7%           41.0%            39.5%            1.6%           1.2%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income Series         23.2%           31.1%            45.2%            0.2%           0.3%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Short Term Bond Series       5.8%            9.9%            84.2%            0.1%           0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Rising Dividends Series                    14.7%           12.7%            72.1%            0.2%           0.3%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value Series             21.8%           21.3%            56.6%            0.3%           0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select Series         4.6%           10.6%            83.4%            1.1%           0.3%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard Small-Cap Value Series                    43.0%           11.1%            45.2%            0.7%           0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Bond-Debenture Series                21.2%           17.9%            60.2%            0.5%           0.2%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Large-Cap Value Series                6.4%           14.5%            78.0%            0.9%           0.2%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Mid-Cap Value Series                 17.7%           19.5%            61.7%            0.5%           0.6%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30 Series                           22.8%           26.8%            49.6%            0.3%           0.5%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R) Series              18.5%           26.0%            54.1%            0.9%           0.5%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series           18.3%           28.5%            52.7%            0.2%           0.3%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value Equity
Series                                                   15.8%           27.4%            55.3%            0.3%           1.2%
------------------------------------------------------------------------------------------------------------------------------------

Phoenix Mid-Cap Growth Series                            17.0%           35.6%            46.4%            0.1%           0.9%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix Strategic Theme Series                           26.7%           32.7%            40.6%            0.0%           0.0%

------------------------------------------------------------------------------------------------------------------------------------

    Phoenix Life Insurance Company (a New York insurance company) is a direct, wholly owned subsidiary of The Phoenix Companies, Inc. (a Delaware company). PHL Variable Insurance Company (a Connecticut insurance company) and Phoenix Life and Annuity Company (a Connecticut insurance company) are wholly owned subsidiaries of PM Holdings, Inc. PM Holdings, Inc. is a direct, wholly owned subsidiary of Phoenix Life Insurance Company. The executive offices of the companies are located at One American Row, Hartford, CT. No shares are held by any advisor or subadvisor of the Fund.


THE INVESTMENT ADVISORS, SUBADVISORS AND PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

THE INVESTMENT ADVISORS
    The Fund has entered into Investment Advisory Agreements (each an "Agreement" and together the "Agreements") with Phoenix Investment Counsel, Inc., Phoenix Variable Advisors, Inc., Engemann Asset Management and Duff & Phelps Investment Management Co. (each an "advisor" and together the "advisors") to serve as investment advisors to the various series of the Fund, as described below. The Agreements provide that each advisor shall furnish continuously, at its own expense, an investment program for each of the series, subject at all times to the supervision of the Trustees.

    The Agreements remain in effect for two years following the initial effective date with respect to a series, and continue in force from year to year thereafter for all series, provided that, with respect to each series, the applicable agreement must be approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of that series (as that term is defined in the 1940 Act). In addition, and in either event, the terms of the Agreements and any renewal thereof must be approved by the vote of a majority of Trustees who are not parties to the Agreement or interested persons (as that term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The agreements will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, either by the Fund or by the advisors, on sixty (60) days written notice.

    The Agreements provide that the advisors shall not be liable to the Fund or to any shareholder of the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund or by any shareholder of the Fund in connection with the matters to which the Agreements relate, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the advisors in the performance of its duties thereunder.

PHOENIX INVESTMENT COUNSEL, INC.
    Phoenix Investment Counsel, Inc. ("PIC") is the investment advisor to the following series of the Fund:

o   Phoenix-Aberdeen International Series
o   Phoenix-Engemann Capital Growth Series
o   Phoenix-Engemann Small-Cap Growth Series
o   Phoenix-Engemann Strategic Allocation Series
o   Phoenix-Goodwin Money Market Series
o   Phoenix-Goodwin Multi-Sector Fixed Income Series
o   Phoenix-Goodwin Multi-Sector Short Term Bond Series
o   Phoenix-Kayne Rising Dividends Series
o   Phoenix-Kayne Small-Cap Quality Value Series


    The Fund pays PIC, as full compensation for the services and facilities furnished to the Fund under the Agreement, a fee based on an annual percentage of the average daily net assets of each of these series, as described in the tables below. There can be no assurance that a series will reach a net asset level high enough to realize a reduction in the rate of the advisory fee.


------------------------------------------------------------------
                       RATE FOR        RATE FOR       RATE FOR
                         FIRST           NEXT       EXCESS OVER
SERIES                $250,000,000   $250,000,000   $500,000,000
------------------------------------------------------------------
Phoenix-Aberdeen
International            .75%            .70%          .65%
------------------------------------------------------------------
Phoenix-Engemann
Capital Growth           .70%            .65%          .60%
------------------------------------------------------------------
Phoenix-Goodwin Money
Market                   .40%            .35%          .30%
------------------------------------------------------------------
Phoenix-Goodwin
Multi-Sector Fixed
Income                   .50%            .45%          .40%
------------------------------------------------------------------
Phoenix-Goodwin
Multi-Sector Short
Term Bond                .50%            .45%          .40%
------------------------------------------------------------------
Phoenix-Engemann
Strategic Allocation     .60%            .55%          .50%
------------------------------------------------------------------


---------------------------------------------------------------
SERIES                                                RATE
---------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth                     .90%
---------------------------------------------------------------
Phoenix-Kayne Rising Dividends                        .70%
---------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value                 .90%
---------------------------------------------------------------

    PIC has been an investment advisor for over seventy years, and is an investment advisor and subadvisor to other mutual funds and institutional clients. Phoenix Equity Planning Corporation ("PEPCO") owns all of the outstanding stock of PIC, and is a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is an indirect, wholly owned subsidiary of The Phoenix Companies, Inc. PEPCO also performs bookkeeping, pricing and administrative services for the Fund. PIC was originally organized in 1932 as John P. Chase, Inc. As of December 31, 2004, PIC had approximately $21.8 billion in assets under management. PIC's offices are located at 56 Prospect Street, Hartford, Connecticut 06115.

PHOENIX VARIABLE ADVISORS, INC.
    Phoenix Variable Advisors, Inc. ("PVA") is the investment advisor to the following series of the Fund:

o   Phoenix-AIM Growth Series
o   Phoenix-Alger Small-Cap Growth Series
o   Phoenix-Alliance/Bernstein Enhanced Index Series
o   Phoenix-Lazard International Equity Select Series
o   Phoenix-Northern Dow 30 Series
o   Phoenix-Northern NASDAQ-100 Index(R) Series
o   Phoenix-Sanford Bernstein Mid-Cap Value Series
o   Phoenix-Sanford Bernstein Small-Cap Value Series

o   Phoenix Mid-Cap Growth Series
o   Phoenix Strategic Theme Series


     The Fund pays PVA, as full compensation for the services and facilities furnished to the Fund under the Agreement; a fee based on an annual percentage of the average daily net assets of each of these series, as described in the table below. There can be no assurance that the series will reach a net asset level high enough to realize a reduction in the rate of the advisory fee.

------------------------------------------------------------------

                       RATE FOR        RATE FOR       RATE FOR
                         FIRST           NEXT       EXCESS OVER
SERIES                $250,000,000   $250,000,000   $500,000,000
------------------------------------------------------------------
Phoenix Strategic
Theme                    .75%            .70%          .65%

------------------------------------------------------------------


------------------------------------------------------------------
SERIES                                                  RATE
------------------------------------------------------------------
Phoenix-AIM Growth                                       .75%
------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth                           .85%
------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index                .45%
------------------------------------------------------------------
Phoenix-Lazard International Equity Select               .90%
------------------------------------------------------------------
Phoenix-Northern Dow 30                                  .35%
------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R)                     .35%
------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value                 1.05%
------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value               1.05%
------------------------------------------------------------------

Phoenix Mid-Cap Growth                                   .80%

------------------------------------------------------------------

    PVA began operations as an investment advisor in 1999, the same year it began serving as an investment advisor to the Fund. PVA, is a wholly owned subsidiary of PM Holdings, Inc. PM Holdings, Inc. is a wholly owned subsidiary of Phoenix. PVA was established to actively monitor and manage subadvisor performance for those series of the Fund where the subadvisor is not affiliated with Phoenix. Phoenix is a wholly owned subsidiary of The Phoenix Companies, Inc. This remains PVA's sole business activity. As of December 31, 2004, PVA has approximately $683 million in assets under management. PVA's offices are located at One American Row, Hartford, Connecticut 06102.

DUFF & PHELPS INVESTMENT MANAGEMENT CO.
    Duff & Phelps Investment Management Co. ("DPIM") is the investment advisor to the Phoenix-Duff & Phelps Real Estate Securities Series.

     The Fund pays DPIM, as full compensation for the services and facilities furnished to the Fund under the Agreement, a fee based on an annual percentage of the average daily net assets of the series, as described in the table below. There can be no assurance that the series will reach a net asset level high enough to realize a reduction in the rate of the advisory fee.

-------------------------------------------------------------------
                       RATE FOR        RATE FOR        RATE FOR
                         FIRST           NEXT         EXCESS OVER
SERIES               $1,000,000,000  $1,000,000,000  $2,000,000,000
-------------------------------------------------------------------
Phoenix-Duff &
Phelps Real Estate       .75%            .70%            .65%
Securities
-------------------------------------------------------------------

    DPIM also serves as investment advisor for other funds. DPIM is a subsidiary of PXP, and an indirect, wholly owned subsidiary of The Phoenix Companies, Inc. PXP, an indirect, wholly owned subsidiary of The Phoenix Companies, Inc. provides investment management and related services to institutional investors, corporations and individuals through operating subsidiaries. As of December 31, 2004, DPIM had approximately $5.9 billion in assets under management. DPIM's offices are located at 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603.

ENGEMANN ASSET MANAGEMENT
     Engemann Asset Management ("Engemann") is the investment advisor to the Phoenix-Engemann Growth and Income Series and Phoenix-Engemann Value Equity Series.

     The Fund pays Engemann, as full compensation for the services and facilities furnished to the Fund under the Agreement, a fee based on an annual percentage of the average daily net assets of the series, as described in the table below. There can be no assurance that the series will reach a net asset level high enough to realize a reduction in the rate of the advisory fee.

------------------------------------------------------------------
                       RATE FOR        RATE FOR       RATE FOR
                         FIRST           NEXT       EXCESS OVER
SERIES                $250,000,000   $250,000,000   $500,000,000
------------------------------------------------------------------
Phoenix-Engemann
Growth and Income        .70%            .65%          .60%
------------------------------------------------------------------
Phoenix-Engemann
Value Equity             .70%            .65%          .60%
------------------------------------------------------------------

     Engemann is located at 600 North Rosemead Boulevard, Pasadena, California 91107. Engemann has been an investment advisor since 1969. Engemann is an indirect subsidiary of PXP and an indirect, wholly owned subsidiary of The Phoenix Companies, Inc.

COMPENSATION OF PORTFOLIO MANAGERS OF THE ADVISORS

    Overall, the compensation program for Phoenix Investment Counsel, Inc., Phoenix Variable Advisors, Inc., Duff & Phelps Investment Management Co. and Engemann Asset Management, (collectively, the "advisors") is adequate and competitive to attract and retain high-caliber investment professionals. The advisors' investment professionals receive a competitive base salary, an incentive bonus opportunity and a benefits package. Managing Directors and portfolio investment professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Highly compensated individuals can also take advantage of a long-term incentive compensation program to defer their compensation and reduce tax implications.


    The bonus package for portfolio managers is based upon how well the individual manager meets or exceeds assigned goals and subjective assessment of contributions to the team effort. Their incentive bonus also reflects a performance component for achieving and/or exceeding performance competitive with peers managing similar strategies. Such component is further adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risks. This ensures that investment personnel will remain focused on managing and acquiring securities that correspond to a series mandate and risk profile. It also avoids the temptation for portfolio managers to take on more risk and unnecessary exposure to chase performance for personal gain.

    Finally, portfolio managers and investment professionals may also receive The Phoenix Companies, Inc. stock options and/or be granted The Phoenix Companies, Inc. restricted stock at the direction of PXP's Board of Directors.

    Following, is a more detailed description of the compensation structure of the series' portfolio managers disclosed as such in the series' prospectus.

Base Salary
    Each portfolio manager is paid a base salary, which is determined by PXP and is designed to be competitive in light of the individual's experience and responsibilities. The advisors use compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus
    Generally, the current Performance Incentive Plan for portfolio managers is made up of three components:

(1) Seventy percent of the target incentive is based on achieving investment area investment goals and individual performance. The Investment Incentive pool will be established based on actual investment performance compared with specific peer group or index measures established at the beginning of each calendar year. Performance of the funds managed is measured over one-, three- and five-year periods against specified benchmarks for each series managed. Performance of the series and growth of revenue, if applicable to a particular portfolio manager, is measured on a one-year basis. Generally, individual manager's participation is based on the performance of each series managed as weighted roughly by total assets in each of those series.

(2) Fifteen percent of the target incentive is based on the profitability of the investment management division with which the portfolio manager is associated. This component of the plan is paid in restricted stock of The Phoenix Companies, Inc., which vests over three years.

(3) Fifteen percent of the target incentive is based on the manager's investment area's competencies and on individual performance. This pool is funded based on The Phoenix Companies, Inc.'s return on equity.

    The Performance Incentive Plan applicable to some portfolio managers may vary from the description above. For instance, plans applicable to certain portfolio managers (i) may specify different percentages of target incentive that are based on investment goals and individual performance and on The Phoenix Companies, Inc.'s return on equity;
(ii) may have fewer performance periods, (iii) may not contain the component that is based on the profitability of the management division with which the portfolio manager is associated, or (iv) may contain a guarantee payout percentage of certain portions of the Performance Incentive Plan.

Long-Term Incentive Bonus
    Certain portfolio managers are eligible for a long-term incentive plan that is paid in restricted stock of The Phoenix Companies, Inc., which vests over three years.

Other Benefits
    Portfolio managers are also eligible to participate in broad-based plans offered generally to the firm's employees, including broad-based retirement, 401(k), health and other employee benefit plans.

    The following table provides information as of December 31, 2004 regarding any other accounts managed by the portfolio managers and portfolio management team members for each of the series as named in the prospectus. As noted in the table, the portfolio managers managing the series may also manage or be members of management teams for other mutual funds within the Phoenix Fund complex or other similar accounts.

------------------------------------------------------------------------------
                              NUMBER OF OTHER ACCOUNTS MANAGED; ASSETS
                                          UNDER MANAGEMENT
                       -------------------------------------------------------
                          REGISTERED       OTHER POOLED
                          INVESTMENT        INVESTMENT
 PORTFOLIO MANAGER        COMPANIES          VEHICLES         OTHER ACCOUNTS
--------------------   ---------------   ----------------   ------------------
David L. Albrycht      9; $2.3 billion   1; $1 billion             0
--------------------   ---------------   ----------------   ------------------
Geoffrey Dybas, CFA    3; $3.4 billion   1; $61.9 million   10; $171.7 million
--------------------   ---------------   ----------------   ------------------
Michael Schatt         3; $3.4 billion   1; $61.9 million   10; $171.7 million
--------------------   ---------------   ----------------   ------------------
Steve Colton           9; $1.7 billion          0           4; $177 million
--------------------   ---------------   ----------------   ------------------
Dong Zhang             9; $1.7 billion          0           4; $177 million
------------------------------------------------------------------------------

Note: Registered Investment Companies include all open- and closed-end mutual funds. Pooled Investment Vehicles (PIVs) include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act, such as private placements and hedge funds. Other accounts would include, but are not limited to individual managed accounts, separate accounts, institutional accounts, pension funds, collateralized bond obligations and collateralized debt obligations.

DESCRIPTION OF ANY POTENTIAL MATERIAL CONFLICTS OF INTEREST
    There may be certain inherent conflicts of interest that arise in connection with the portfolio managers' management of each series' investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the advisor may have in place that could benefit the funds and/or such other accounts. The Board of Trustees has adopted on behalf of the Fund policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the series' shareholders. The advisors and subadvisors are required to certify their compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Fund's most recent fiscal year. For the REIT series there are seldom any material conflicts of interest since portfolio managers generally manage funds and other accounts having similar investment strategies.

OWNERSHIP OF FUND SECURITIES BY PORTFOLIO MANAGERS
    The members of the portfolio management teams of The Phoenix Edge Series Fund do not beneficially own any shares in the Fund.

EXPENSE REIMBURSEMENT ARRANGEMENTS
    The advisors have agreed to reimburse the Fund for certain operating expenses for all series. For the year ended December 31, 2004, the portion of these expenses to be paid by each series is listed in the following table. All expense reimbursement arrangements may be discontinued at any time.

---------------------------------------------------------------
SERIES                                       MAXIMUM OPERATING
                                                  EXPENSE
---------------------------------------------------------------
Phoenix-Aberdeen International                      .40%
---------------------------------------------------------------
Phoenix-AIM Growth                                  .25%
---------------------------------------------------------------
Phoenix-Alger Small-Cap Growth                      .15%
---------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index           .20%
---------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate
Securities                                          .35%
---------------------------------------------------------------
Phoenix-Engemann Capital Growth                     .25%
---------------------------------------------------------------
Phoenix-Engemann Growth and Income                  .25%
---------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth                   .35%
---------------------------------------------------------------
Phoenix-Engemann Strategic Allocation               .25%
---------------------------------------------------------------
Phoenix-Engemann Value Equity                       .25%
---------------------------------------------------------------
Phoenix-Goodwin Money Market                        .25%
---------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income           .25%
---------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Short Term
Bond                                                .20%
---------------------------------------------------------------
Phoenix-Kayne Rising Dividends                      .15%
---------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value               .15%
---------------------------------------------------------------
Phoenix-Lazard International Equity Select          .15%
---------------------------------------------------------------
Phoenix-Northern Dow 30                             .25%
---------------------------------------------------------------
Phoenix-Northern Nasdaq-100(R) Index                .25%
---------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value             .25%
---------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value           .25%
---------------------------------------------------------------

Phoenix Mid-Cap Growth                              .35%
---------------------------------------------------------------
Phoenix Strategic Theme                             .35%

---------------------------------------------------------------

    The Agreements also provide that the advisors will reimburse the Fund for the amount, if any, by which the total operating expenses (including the advisor's compensation, but excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) for any fiscal year exceed the level of expenses which the Fund is permitted to bear under the most restrictive expense limitation imposed on open-end investment companies by any state in which shares of such series are then qualified.

    The Agreements also provide that all costs and expenses not specifically enumerated, as payable by the advisors shall be paid by the Fund (or, in certain cases, Phoenix). To the extent that any expenses are paid by the Fund, they will be paid by the series incurring them or, in the case of general expenses, may be charged among the series in relation to the benefits received by the shareholders, as determined by the financial agent under the supervision of the Board of Trustees. Such expenses shall include, but shall not be limited to, all expenses (other than those specifically referred to as being borne by the advisors (or, in certain cases, Phoenix)) incurred in the operation of the Fund and any offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees, expenses of Trustees' and shareholders' meetings including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, certain expenses of issue and sale of shares, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing and legal expenses. The Fund (or, in certain cases, Phoenix) also will pay the fees and bear the expense of registering and maintaining the registration of the Fund and its shares with the SEC and the expense of preparing and mailing prospectuses and reports to shareholders.

    The advisors were compensated for the last three calendar years as follows:

----------------------------------------------------------------
                            COMPENSATION FOR THE YEAR ENDED
                                      DECEMBER 31,
         ADVISORS             2004        2003         2002
----------------------------------------------------------------
  Duff & Phelps
  Investment Management
  Company                  $  743,353  $   542,642  $   388,431
----------------------------------------------------------------
  Phoenix Aberdeen
  International Advisors,
  LLC                      $        0  $     4,748  $    45,583
----------------------------------------------------------------
  Phoenix Investment
  Counsel, Inc.           $11,227,740  $10,462,199  $11,490,025
----------------------------------------------------------------
  Phoenix Variable
  Advisors, LLC            $5,060,784  $ 3,555,214  $ 2,881,934
----------------------------------------------------------------

THE SUBADVISORS
    PIC and PVA employ subadvisors to furnish portfolio management services to the series, subject to Investment Subadvisory Agreements, the terms of which are described below.

ABERDEEN ASSET MANAGEMENT, INC.
    PIC has engaged Aberdeen Asset Management, Inc. ("Aberdeen") as a subadvisor to the Phoenix-Aberdeen International Series. Aberdeen provides the day-to-day portfolio management for the series. For implementing certain portfolio transactions and providing other services to the series, PIC pays a monthly fee to Aberdeen based on an annual percentage of the average daily net assets of the series as follows:

---------------------------------------------------------------
SERIES                          RATE      BREAKPOINT ASSETS
---------------------------------------------------------------
                               .375%      On first $250 million
Phoenix-Aberdeen             ----------------------------------
International Series           .350%      On next $250 million
                            -----------------------------------
                               .325%      On excess
---------------------------------------------------------------

    Aberdeen may, as needed, use the resources of its parent, Aberdeen Asset Management PLC and its parent's wholly owned subsidiaries for implementing certain portfolio transactions and for providing research services. For implementing certain portfolio transactions, providing research and other services with regard to investments in particular geographic areas, for example, Aberdeen shall engage the services of its affiliates, Aberdeen Fund Managers Ltd. and Aberdeen Asset Management Asia Limited for which such entities shall be paid a fee by Aberdeen. Aberdeen Asset Management Asia Limited executes Far East portfolio management on behalf of Aberdeen.

    Aberdeen is a wholly owned subsidiary of Aberdeen Asset Management PLC, and its principal offices are located at 300 SE 2nd Street, Suite 820, Fort Lauderdale, Florida 33304. Aberdeen Asset Management Asia Limited is a direct subsidiary of Aberdeen Asset Management PLC, and its principal offices are located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480. Aberdeen Asset Management PLC was founded in 1983 and through subsidiaries operating from offices in Aberdeen, Scotland; London, England; Singapore and Fort Lauderdale, Florida, provides investment management services to unit and investment trusts, segregated pension funds and other institutional and private portfolios. As of December 31, 2004, Aberdeen Asset Management PLC, and its advisory subsidiaries, had approximately $45.9 billion in assets under management. Aberdeen Asset Management PLC's principal offices are located at One Bow Churchyard, Cheapside, London EC4M 9HH.

COMPENSATION OF PORTFOLIO MANAGERS OF THE SUBADVISOR
    Like its competitors in the investment management industry, Aberdeen recognizes the importance of motivating and retaining key employees. Overall compensation packages are competitive relative to investment management industry standards and comprise three main elements, base salary, annual bonus and long-term incentives.

BASE SALARY
    The base salary is determined by prevailing market conditions and the compensation for similar positions across the industry. Aberdeen uses industry compensation surveys as a tool in determining each investment manager's base salary.

ANNUAL BONUS
    The aggregate incentive compensation pool each year is determined by the Board of the parent company, Aberdeen Asset Management PLC. The pool will comprise a base level plus an agreed proportion of the Group's profitability.

    Staff performance is reviewed formally once a year, with mid-term reviews. The review process looks at all of the ways in which an individual has contributed to the organization, and specifically, in the case of investment managers, to the investment team. Discretionary bonuses are based on a combination of the team and the individual's performance. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated. Discretionary bonuses generally range from 10% to 50% of annual salary for investment managers.

    In the calculation of a fund manager's bonus, Aberdeen takes into consideration investment matters (which includes the performance of funds, adherence to the company investment process, quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. The split between the two will vary but generally around 80% of bonus will be determined by investment related matters, the remaining 20% by more subjective issues. Performance for each fund is judged against the benchmark as established in the prospectus. Fund manager performance on investment matters is judged over all funds that the fund manager contributes to and is documented in the appraisal process.

LONG-TERM INCENTIVES
    Long-term incentive plans can be either cash or share based and typically vest over a three-year period.

    In addition, staff members also receive a competitive benefits package and senior staff members participate in a stock option scheme.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
    The following table provides information as of December 31, 2004 regarding any other accounts managed by the portfolio managers and portfolio management team members for the series. As noted in the table, the portfolio managers managing the series may also manage or be members of management teams for other mutual funds or other similar accounts. None of the portfolio managers involved in this account are responsible for managing any accounts with performance based fees at this time.

-------------------------------------------------------------------------------
                               NUMBER OF OTHER ACCOUNTS MANAGED; ASSETS
                                           UNDER MANAGEMENT
                        -------------------------------------------------------
                           REGISTERED       OTHER POOLED
                           INVESTMENT        INVESTMENT
 PORTFOLIO MANAGER         COMPANIES          VEHICLES         OTHER ACCOUNTS
--------------------    ---------------   ----------------   ------------------
Beverley Hendry         9; $3.7 billion          0                   0
--------------------    ---------------   ----------------   ------------------
Stephen Docherty        3; $319 million   19; $2.3 billion    15; $580 million
--------------------    ---------------   ----------------   ------------------
Bruce Stout             3; $319 million   19; $2.3 billion    15; $580 million
--------------------    ---------------   ----------------   ------------------
Andrew McMenigall       3; $319 million   19; $2.3 billion    15; $580 million
--------------------    ---------------   ----------------   ------------------
Andrew Preston          3; $319 million   19; $2.3 billion    15; $580 million
-------------------------------------------------------------------------------

DESCRIPTION OF ANY POTENTIAL MATERIAL CONFLICTS OF INTEREST
    There may be certain inherent conflicts of interest that arise in connection with the portfolio managers' management of each series' investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the advisor may have in place that could benefit the funds and/or such other accounts. The Board of Trustees has adopted on behalf of the Fund policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the series' shareholders. The advisors and subadvisors are required to certify their compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Fund's most recent fiscal year.

OWNERSHIP OF SECURITIES
    None of the portfolio managers beneficially own any shares in the Fund.

A I M CAPITAL MANAGEMENT, INC.
    Pursuant to a subadvisory agreement between PVA and A I M Capital Management, Inc. ("AIM"), AIM is the subadvisor and furnishes portfolio management services to the Phoenix-AIM Growth Series. For the services provided, PVA pays a monthly fee to AIM based on an annual percentage of the average daily net assets of the series as follows:

-----------------------------------------------------------------
SERIES                             RATE     BREAKPOINT ASSETS
-----------------------------------------------------------------
                                    .40%    On first $500 million
                                   ------------------------------
Phoenix-AIM Growth                 .375%    On next $400 million
                                   ------------------------------
                                   .350%    On next $600 million
                                   ------------------------------
                                   .250%    On excess
-----------------------------------------------------------------

    AIM is an indirect, wholly owned subsidiary of A I M Management Group Inc. A I M Management Group Inc. advises over 200 mutual funds and separate accounts which total approximately $138 billion in assets as of December 31, 2004. AIM's principal offices are located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

COMPENSATION OF PORTFOLIO MANAGERS OF THE SUBADVISOR
    AIM seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. AIM evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:

BASE SALARY
    Each portfolio manager is paid a base salary. In setting the base salary, AIM's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

ANNUAL BONUS
    Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Generally, 70% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a predetermined peer group. In instances where a portfolio manager has responsibility for management of more than one fund, an asset weighted four-year rolling average is used.

    High fund performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus. The amount of fund assets under management typically has an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 30% portion of the bonus is discretionary as determined by AIM and takes into account other subjective factors.

EQUITY-BASED COMPENSATION
    Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

PARTICIPATION IN GROUP INSURANCE PROGRAMS
    Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

PARTICIPATION IN DEFERRED COMPENSATION PLAN
    Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

    Portfolio managers also participate in benefit plans and programs available generally to all employees.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
    The following table provides information as of December 31, 2004 regarding any other accounts managed by the portfolio managers and portfolio management team members for the series. As noted in the table, the portfolio managers managing the series may also manage or be members of management teams for other mutual funds or other similar accounts. None of the portfolio managers involved in this account are responsible for managing any accounts with performance based fees at this time.

-------------------------------------------------------------------------------
                               NUMBER OF OTHER ACCOUNTS MANAGED; ASSETS
                                           UNDER MANAGEMENT
                        -------------------------------------------------------
                           REGISTERED       OTHER POOLED
                           INVESTMENT        INVESTMENT
 PORTFOLIO MANAGER         COMPANIES          VEHICLES         OTHER ACCOUNTS
--------------------    ---------------   ----------------   ------------------
Christian A. Costanzo   5; $8.6 billion    1; $81 million     234; $37 million
--------------------    ---------------   ----------------   ------------------
Robert J. Lloyd         6; $10.8 billion   1; $81 million     234; $37 million
--------------------    ---------------   ----------------   ------------------
Bryan A. Unterhalter    13; $11 billion    1; $81 million     234; $37 million
--------------------    ---------------   ----------------   ------------------
Kenneth A. Zschappel    6; $10.8 billion   1; $81 million     234; $37 million
-------------------------------------------------------------------------------

* These are accounts of individual investors for which AIM's affiliate, AIM Private Asset Management, Inc. ("APAM") provides investment advice. APAM offers separately managed accounts that are managed according to the investment models developed by AIM's portfolio managers used in connection with the management of certain AIM funds. APAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

DESCRIPTION OF ANY POTENTIAL MATERIAL CONFLICTS OF INTEREST
    Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and /or other accounts may be presented with one or more of the following potential conflicts:

[diamond]  The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. AIM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

[diamond]  If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, AIM and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

[diamond]  With respect to securities transactions for the Funds, AIM determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), AIM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

[diamond]  Finally, the appearance of a conflict of interest may arise where AIM has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

    AIM and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

OWNERSHIP OF SECURITIES
    None of the portfolio managers beneficially own any shares in the Fund.

ALLIANCE CAPITAL MANAGEMENT L.P.
    Pursuant to a subadvisory agreement between PVA and Alliance Capital Management L.P. ("Alliance"), Alliance is the subadvisor and furnishes portfolio management services to the Phoenix-Alliance/Bernstein Enhanced Index Series. Alliance will manage the portion of the series' assets invested in value stocks through its Bernstein Investment Research and Management unit ("Bernstein"). PVA pays a monthly fee to Alliance based on an annual percentage of the average daily net assets of the series as follows:

----------------------------------------------------------------
SERIES                              RATE    BREAKPOINT ASSETS
----------------------------------------------------------------
                                    .225%   On first $50 million
Phoenix-Alliance/Bernstein         -----------------------------
Enhanced Index                      .180%   On next $150 million
                                   -----------------------------
                                    .135%   On excess
----------------------------------------------------------------

    Pursuant to subadvisory agreements between PVA and Alliance, Alliance, through Bernstein, is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the Phoenix-Sanford Bernstein Mid-Cap Value and Phoenix-Sanford Bernstein Small-Cap Value Series. For the services provided, PVA pays a monthly fee to Alliance based on an annual percentage of the average daily net assets of the series as follows:

----------------------------------------------------------------
SERIES                             RATE     BREAKPOINT ASSETS
----------------------------------------------------------------
Phoenix-Sanford Bernstein          .80%     On first $25 million
Mid-Cap Value(1)                   -----------------------------
                                   .60%     On excess
----------------------------------------------------------------

----------------------------------------------------------------
SERIES                             RATE     BREAKPOINT ASSETS
----------------------------------------------------------------
                                   .9000%   On first $10 million
Phoenix-Sanford Bernstein          -----------------------------
Small-Cap Value(1)                 .7875%   On next $10 million
                                   -----------------------------
                                   .6750%   On excess
----------------------------------------------------------------

(1) These series subadvised by the Bernstein Unit receive a 10% reduction in fees for all or a portion of these series' assets when certain assets of the series exceed $10 million. As a result of this reduction in fees, the current rate for calculating subadvisory fees for the Phoenix-Sanford Bernstein Small-Cap Value Series is 0.80% of average daily net assets.

    Alliance is a leading international investment advisor supervising client accounts with assets as of December 31, 2004 totaling approximately $539 billion. Bernstein services the former investment research and management business of Sanford C. Bernstein & Co., Inc., a registered investment advisor and broker/dealer acquired by Alliance in October 2000 that managed value-oriented investment portfolios since 1967. Alliance is located at 1345 Avenue of the Americas, New York, New York 10105.

COMPENSATION OF PORTFOLIO MANAGERS OF THE SUBADVISOR
    Alliance's compensation program for investment professionals is designed to be competitive and appropriate to attract and retain the highest caliber employees. Compensation of investment professionals primarily reflects their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds.

    Investment professionals are compensated on an annual basis through a combination of the following: (i) fixed base salary; (ii) discretionary incentive compensation in the form of an annual cash bonus; (iii) discretionary incentive compensation in the form of awards under Alliance's Partners Compensation Plan ("deferred awards") and (iv) discretionary long-term incentive compensation in the form of restricted unit grants. Investment professionals also receive contributions under Alliance's Profit Sharing/401(k) Plan. Alliance's overall profitability determines the total amount of incentive compensation available to investment professionals. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a closer alignment between the investment professionals and Alliance's clients and mutual fund shareholders. Alliance also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance's publicly traded equity securities.

    An investment professional's total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the investment success of the portfolios managed by the individual. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors.

    Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team/discipline's dialogue; contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm;

management and supervisory responsibilities and fulfillment of Alliance's leadership criteria.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
    The following table provides information as of December 31, 2004 regarding any other accounts managed by the portfolio managers and portfolio management team members for the series. As noted in the table, the portfolio managers managing the series may also manage or be members of management teams for other mutual funds or other similar accounts. None of the portfolio managers involved in this account are responsible for managing any accounts with performance based fees at this time.

-------------------------------------------------------------------------------
                               NUMBER OF OTHER ACCOUNTS MANAGED; ASSETS
                                           UNDER MANAGEMENT
                        -------------------------------------------------------
                           REGISTERED       OTHER POOLED
                           INVESTMENT        INVESTMENT
 PORTFOLIO MANAGER         COMPANIES          VEHICLES         OTHER ACCOUNTS
--------------------    ---------------   ----------------   ------------------
Drew Demakis            1; $119 million          0                   0
--------------------    ---------------   ----------------   ------------------
James MacGregor                0                 0                   0
--------------------    ---------------   ----------------   ------------------
David Pasquale                 0                 0                   0
--------------------    ---------------   ----------------   ------------------
Joseph Paul             9; $2 billion       2; $356,000       58; $1.9 billion
--------------------    ---------------   ----------------   ------------------
Andrew Weiner                  0                 0                   0
-------------------------------------------------------------------------------

DESCRIPTION OF ANY POTENTIAL MATERIAL CONFLICTS OF INTEREST
    As an investment advisor and fiduciary, Alliance owes our clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies, procedures and disclosures reasonably designed to detect, manage and mitigate the effects of potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including Funds (hereinafter "Clients") and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight to help ensure that all clients are treated equitably. As stated in these conflicts-related policies, we place the interests of our clients first and expect all of our employees to live up to our fiduciary duty.

OWNERSHIP OF SECURITIES
    None of the portfolio managers beneficially own any shares in the Fund.

Employee Personal Trading and the Code of Business Conduct and Ethics
    Alliance has policies to avoid conflicts of interest when investment professionals and other personnel of Alliance own, buy or sell securities also owned by, or bought or sold for clients. Alliance permits its employees to engage in personal securities transactions, and also allows them to allocate investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or deferred incentive compensation awards. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Alliance has adopted a Code of Business Conduct and Ethics ("Code") that is designed to detect and prevent such conflicts of interest.

Managing Multiple Accounts for Multiple Clients
    The investment professional or investment professional teams for each Fund have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Potential conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. Accordingly, Alliance has compliance policies and oversight to manage these conflicts.

Allocating Investment Opportunities
    In addition, the investment professionals may have to decide how to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as cash position, tax status, risk tolerance and investment restrictions or for other reasons. Potential conflicts of interest may also occur where Alliance would have an incentive, such a performance-based management fee, relating to an account. An investment professional may devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to the account for which Alliance could share in investment gains. As referenced above, Alliance has procedures designed to ensure that information relevant to investment decisions are disseminated fairly and investment opportunities are allocated equitably among different clients.

OWNERSHIP OF SECURITIES
    None of the portfolio managers beneficially own any shares in the Fund.


BENNETT LAWRENCE MANAGEMENT, LLC
    Pursuant to a subadvisory agreement between PVA and Bennett Lawrence Management, LLC ("BLM"), BLM is the subadvisor and furnishes portfolio management services to the Phoenix Mid-Cap Growth and Phoenix Strategic Theme Series. For the services provided, PVA pays a monthly fee to BLM based on an annual percentage of the average daily net assets of the series as follows:

----------------------------------------------------------------
SERIES                                                 RATE
----------------------------------------------------------------
Phoenix Mid-Cap Growth                                 .40%
----------------------------------------------------------------

----------------------------------------------------------------
SERIES                               RATE   BREAKPOINT ASSETS
----------------------------------------------------------------
                                    .375%   On first $250 million
                                   ------------------------------
Phoenix Strategic Theme             .350%   On next $250 million
                                   ------------------------------
                                    .325%   On excess
----------------------------------------------------------------

    BLM's principal place of business is located at 757 Third Avenue, 19th Floor, New York, New York 10017. As of December 31, 2004, BLM had approximately $1.4 billion in assets under management.

COMPENSATION OF PORTFOLIO MANAGERS OF THE SUBADVISOR
    Like its competitors in the investment management industry, Bennett Lawrence recognizes the importance of motivating and retaining key employees. Being a part of a small and growing investment management firm, and having the potential to become an owner of the organization, have proven to be strong incentives for the employees of Bennett Lawrence. This ownership and compensation structure has also been an effective way to attract and recruit new employees.

    Van Schreiber and Alex Ely, the co-portfolio managers of both series, are members (owners) of the Limited Liability Company; as such the majority of their compensation is based upon firm profitability. However, there is a performance bonus that is awarded annually based upon the effectiveness of their individual stock picks and the performance results of our client portfolios relative to specific benchmarks and peer comparisons.

    Overall compensation packages for the rest of the investment team are competitive relative to investment management industry standards and comprise two main elements: base salary and bonuses.

    Base Salary. The base salary is determined by prevailing market conditions and the compensation for similar positions across the industry. Bennett Lawrence analyzes industry compensation packages as a tool in determining each analyst's base salary.

    Bonuses. The aggregate incentive compensation pool is determined by the Compensation Committee of Bennett Lawrence. The size of the pool is determined by the profitability of the firm.

    In the calculation of an investment professional's bonus, Bennett Lawrence takes into consideration investment matters, which include the performance of the individual's recommendations on both an absolute basis as well as relative to a pre-agreed upon benchmark. The investment professionals are then ranked based upon how well they score on both of these measures. Bonuses are then paid with the larger portion of the bonus pool going to the largest contributor and then down through the ranks.

    The compensation program at Bennett Lawrence has proven to be an effective means to retain high caliber investment professionals while providing the proper incentive to work together toward the goal of producing strong investment results without taking excessive risk.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
    The following table provides information as of December 31, 2004 regarding any other accounts managed by the portfolio managers and portfolio management team members for the series. As noted in the table, the portfolio managers managing the series may also manage or be members of management teams for other mutual funds or other similar accounts.

--------------------------------------------------------------------------------
                               NUMBER OF OTHER ACCOUNTS MANAGED; ASSETS
                                           UNDER MANAGEMENT
                       ---------------------------------------------------------
                           REGISTERED       OTHER POOLED
                           INVESTMENT        INVESTMENT
 PORTFOLIO MANAGER         COMPANIES          VEHICLES        OTHER ACCOUNTS
--------------------   ----------------   ---------------  ---------------------
Van Schreiber          1; $14.7 million          0         229: $1,049.2 million
--------------------   ----------------   ---------------  ---------------------
Alex Ely               1; $14.7 million          0         229: $1,049.2 million
--------------------------------------------------------------------------------

    The following table provides information as of December 31, 2004 regarding the portfolio managers involved in this account that are responsible for managing accounts with performance based fees at this time.

--------------------------------------------------------------------------------
                               NUMBER OF OTHER ACCOUNTS MANAGED; ASSETS
                                           UNDER MANAGEMENT
                       ---------------------------------------------------------
                           REGISTERED       OTHER POOLED
                           INVESTMENT        INVESTMENT
 PORTFOLIO MANAGER         COMPANIES          VEHICLES          OTHER ACCOUNTS
--------------------   ----------------   -----------------   ------------------
Van Schreiber                  0          7; $359.4 million           0
--------------------   ----------------   -----------------   ------------------
Alex Ely                       0          7; $359.4 million           0
--------------------------------------------------------------------------------

DESCRIPTION OF ANY POTENTIAL MATERIAL CONFLICTS OF INTEREST
    There may be certain inherent conflicts of interest that arise in connection with the portfolio managers' management of each series' investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the subadvisor may have in place that could benefit the funds and/or such other accounts.

OWNERSHIP OF SECURITIES
    None of the portfolio managers beneficially own any shares in the Fund.


ENGEMANN ASSET MANAGEMENT
    Pursuant to subadvisory agreements between PIC and Engemann Asset Management ("Engemann") with respect to the Phoenix-Engemann Capital Growth and Phoenix-Engemann Small-Cap Growth and the equity portion of the Phoenix-Engemann Strategic Allocation Series, Engemann is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services to these series. For the services provided, PIC pays a monthly fee to Engemann based on an annual percentage of the average daily net assets of the series as follows:

-----------------------------------------------------------------
SERIES                               RATE   BREAKPOINT ASSETS
-----------------------------------------------------------------
                                     .10%   On first $3 billion
Phoenix-Engemann Capital Growth    ------------------------------
                                     .30%   On excess
-----------------------------------------------------------------

-----------------------------------------------------------------
SERIES                                                 RATE
-----------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth                      .45%
-----------------------------------------------------------------
Phoenix-Engemann Strategic Allocation                  .20%
-----------------------------------------------------------------

    Engemann is a wholly owned subsidiary of Pasadena Capital Corporation, which is a wholly owned subsidiary of PXP. Engemann has been engaged in the investment management business since 1969, and provides investment-counseling services to retirement plans, colleges, corporations, trusts and individuals. Engemann also serves as investment advisor to the Phoenix-Engemann Funds. As of December 31, 2004, Engemann had approximately $3.8 billion in assets under management. Engemann's principal place of business is located at 600 North Rosemead Blvd., Pasadena, California 91107-2101.

COMPENSATION OF PORTFOLIO MANAGERS OF THE SUBADVISOR
    Overall, the compensation program for Engemann is adequate and competitive to attract and retain high-caliber investment professionals. The advisor's investment professionals receive a competitive base salary, an incentive bonus opportunity and a benefits package. Managing directors and portfolio investment professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Highly compensated individuals can also take advantage of a long-term incentive compensation program to defer their compensation and reduce tax implications.

    The bonus package for portfolio managers is based upon how well the individual manager meets or exceeds assigned goals and subjective assessment of contributions to the team effort. Their incentive bonus also reflects a performance component for achieving and/or exceeding performance competitive with peers managing similar strategies. Such component is further adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risks. This ensures that investment personnel will remain focused on managing and acquiring securities that correspond to a series mandate and risk profile. It also avoids the temptation for portfolio managers to take on more risk and unnecessary exposure to chase performance for personal gain.

    Finally, portfolio managers and investment professionals may also receive The Phoenix Companies, Inc. stock options and/or be granted The Phoenix Companies, Inc. restricted stock at the direction of PXP's Board of Directors.

    Following, is a more detailed description of the compensation structure of the series' portfolio managers disclosed as such in the series' prospectus.

Base Salary
    Each portfolio manager is paid a base salary, which is determined by PXP and is designed to be competitive in light of the individual's experience and responsibilities. The advisors use compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus
    Generally, the current Performance Incentive Plan for portfolio managers is made up of three components:

(1) Seventy percent of the target incentive is based on achieving investment area investment goals and individual performance. The Investment Incentive pool will be established based on actual investment performance compared with specific peer group or index measures established at the beginning of each calendar year. Performance of the funds managed is measured over one-, three- and five-year periods against specified benchmarks for each series managed. Performance of the series and growth of revenue, if applicable to a particular portfolio manager, is measured on a one-year basis. Generally, individual manager's participation is based on the performance of each series managed as weighted roughly by total assets in each of those series.

(2) Fifteen percent of the target incentive is based on the profitability of the investment management division with which the portfolio manager is associated. This component of the plan is paid in restricted stock of The Phoenix Companies, Inc., which vests over three years.

(3) Fifteen percent of the target incentive is based on the manager's investment area's competencies and on individual performance. This pool is funded based on The Phoenix Companies, Inc.'s return on equity.

    The Performance Incentive Plan applicable to some portfolio managers may vary from the description above. For instance, plans applicable to certain portfolio managers (i) may specify different percentages of target incentive that are based on investment goals and individual performance and on The Phoenix Companies, Inc.'s return on equity; (ii) may have fewer performance periods,
(iii) may not contain the component that is based on the profitability of the management division with which the portfolio manager is associated, or (iv) may contain a guarantee payout percentage of certain portions of the Performance Incentive Plan.

Long-Term Incentive Bonus
    Certain portfolio managers are eligible for a long-term incentive plan that is paid in restricted stock of The Phoenix Companies, Inc., which vests over three years.

Other Benefits
    Portfolio managers are also eligible to participate in broad-based plans offered generally to the firm's employees, including broad-based retirement, 401(k), health and other employee benefit plans.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
    The following table provides information as of December 31, 2004 regarding any other accounts managed by the portfolio managers and portfolio management team members for the series. As noted in the table, the portfolio managers managing the series may also manage or be members of management teams for other mutual funds or other similar accounts. None of the portfolio managers involved in this account are responsible for managing any accounts with performance based fees at this time.

--------------------------------------------------------------------------------
                                NUMBER OF OTHER ACCOUNTS MANAGED; ASSETS
                                            UNDER MANAGEMENT
                        --------------------------------------------------------
                           REGISTERED       OTHER POOLED
                           INVESTMENT        INVESTMENT
 PORTFOLIO MANAGER         COMPANIES          VEHICLES         OTHER ACCOUNTS
--------------------    ---------------   ----------------   -------------------
Steve Colton            9; $1.7 billion          0           4; $177 million
--------------------    ---------------   ----------------   -------------------
David Garza             2; $750 million          0           5,604; $1.1 billion
--------------------    ---------------   ----------------   -------------------
Lou Holtz               3; $636 million          0           839; $148 million
--------------------    ---------------   ----------------   -------------------
Yossi Lipsker           2; $470 million          0           507; $62 million
--------------------    ---------------   ----------------   -------------------
Mike Manns              2; $750 million          0           5,604; $1.1 million
--------------------    ---------------   ----------------   -------------------
Scott Swanson           3; $915 million          0           5,604; $1.1 million
--------------------    ---------------   ----------------   -------------------

Dong Zhang              9; $1.7 billion          0           4; $177 million
--------------------------------------------------------------------------------

DESCRIPTION OF ANY POTENTIAL MATERIAL CONFLICTS OF INTEREST
    There may be certain inherent conflicts of interest that arise in connection with the portfolio managers' management of each series' investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the advisor may have in place that could benefit the funds and/or such other accounts. The Board of Trustees has adopted on behalf of the Fund policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the series' shareholders. The advisors and subadvisors are required to certify their compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Fund's most recent fiscal year.

OWNERSHIP OF SECURITIES
    None of the portfolio managers beneficially own any shares in the Fund.

FRED ALGER MANAGEMENT, INC.
    Pursuant to a subadvisory agreement between PVA and Fred Alger Management, Inc. ("Alger"), Alger is the subadvisor and furnishes portfolio management services to the Phoenix-Alger Small-Cap Growth Series. For the services provided, PVA pays a monthly fee to Alger based on an annual percentage of the average daily net assets of the series as follows:

------------------------------------------------------------
SERIES                                          RATE
------------------------------------------------------------
Phoenix-Alger Small-Cap Growth                  .45%
------------------------------------------------------------

    Alger advises over 143 mutual funds and other accounts with a total of approximately $9.72 billion in assets as of December 31, 2004. Alger's principal offices are located at 111 Fifth Avenue, New York, New York 10003.

COMPENSATION OF PORTFOLIO MANAGERS OF THE SUBADVISOR
    Recognizing the importance of retaining high quality professionals, we have invested substantial resources in our investment staff over the years. We believe that our overall compensation structure is competitive with industry standards and that the members of our investment staff are provided with the opportunity to enhance their career and develop professionally with Fred Alger Management, Inc.

    The firm's professionals are compensated by salary and incentive bonuses that are at the top of industry norm. The total compensation package is based on individual effort and achievement as well as firm profitability. Our analysts and portfolio managers receive annual incentive bonuses that are based on individual productivity, overall contribution to our research efforts and the performance of our investment products. In addition, to encourage individual achievement, semiannually, the two analysts who have contributed the most successful investment recommendations receive a sizeable bonus. The success of the recommendations is measured relative to the individual analyst's sectors, the total market, and the success of getting purchases into portfolios as well as the avoidance of underperforming stocks or sectors.

    Through the above financial and career incentives, we have been highly successful in attracting, motivating and retaining our key investment professionals.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
    The following table provides information as of December 31, 2004 regarding any other accounts managed by the portfolio managers and portfolio management team members for the series. As noted in the table, the portfolio managers managing the series may also manage or be members of management teams for other mutual funds or other similar accounts. None of the portfolio managers involved in this account are responsible for managing any accounts with performance based fees at this time.

--------------------------------------------------------------------------------
                                NUMBER OF OTHER ACCOUNTS MANAGED; ASSETS
                                            UNDER MANAGEMENT
                        --------------------------------------------------------
                           REGISTERED       OTHER POOLED
                           INVESTMENT        INVESTMENT
 PORTFOLIO MANAGER         COMPANIES          VEHICLES         OTHER ACCOUNTS
--------------------    ---------------   ----------------   -------------------
Jill Greenwald, CFA     5; $707 million    2; $21 million      5; $38 million
--------------------------------------------------------------------------------

*    Includes proprietary mutual funds
** Includes subadvisory relationships for which Fred Alger Management, Inc. serves as the investment manager
***  Includes wrap programs

DESCRIPTION OF ANY POTENTIAL MATERIAL CONFLICTS OF INTEREST
    We do not foresee any material conflicts of interest that may arise in the management of the accounts listed above. Our firm's Code of Ethics, which all employees must sign, contains our policies and procedures to avoid conflicts of interest and insider trading. The Code of Ethics is distributed to all employees at the commencement of their employment at the firm.

    We have enhanced our compliance monitoring systems to specifically identify and track all employee account transaction activity. For purposes of monitoring, detecting and preventing market timing in the various Alger funds, employee accounts were coded (i.e. specifically identified) through our transfer agent system to perform enhanced tracking of account transaction activity. In the future, we will automate this process for all shareholder accounts. Further, Alger has revised its code of ethics to include more stringent provisions designed to monitor and prevent potential violations of securities laws as well as firm policies and procedures. Under the revised code of ethics, investments by employees in funds sub-advised by Alger will also be subject to monitoring. The revised code was approved by the Board at the Board Meeting on May 11, 2004.

    In addition, at a meeting held September 8, 2004, the Board of the Alger funds adopted policies and procedures constituting a compliance program under Rule 38a-1 of the Investment Company Act of 1940 that are reasonably designed to: (i) prevent violations of the federal securities laws, detect violations that have occurred, and correct promptly any violations that have occurred, and
(ii) track material changes to the compliance program. Similarly, Fred Alger Management, Inc. has adopted policies and procedures constituting a compliance program under Rule 206(4)-7 under the Investment Advisers Act of 1940 that are reasonably designed to: (i) prevent violations of the federal securities laws, detect violations that have occurred, and correct promptly any violations that have occurred, and (ii) track material changes to the compliance program.

    Portfolios with similar objectives and guidelines will resemble one another fairly closely in terms of overall performance and portfolio characteristics (85-95%), although they will not always contain exactly the same stocks. Differences may arise due to the impact of differences in cash flows as well as differences in the tax status of the accounts. In addition, differences may arise due to cash and/or holdings restrictions designated by the client. All accounts are reviewed regularly to ensure that they are properly positioned and diversified, and we have found that any differences tend to even out over time.

    It is the policy and practice of Alger Management not to favor or disfavor, consistently and consciously, any client or class of clients in the allocation of investment opportunities so that to the extent practical, such opportunities will be allocated among clients over a period of time on a fair and equitable basis.

OWNERSHIP OF SECURITIES
    None of the portfolio managers beneficially own any shares in the Fund.

KAYNE ANDERSON RUDNICK INVESTMENT MANAGEMENT, LLC
    Pursuant to a subadvisory agreement between PIC and Kayne Anderson Rudnick Investment Management, LLC ("Kayne"), Kayne is the subadvisor and furnishes portfolio management services to the Phoenix-Kayne Rising Dividends and Phoenix-Kayne Small-Cap Quality Value Series. For the services provided, PIC pays a monthly fee to Kayne based on an annual percentage of the combined average daily net assets of both of the series as follows:

-----------------------------------------------------------------
SERIES                              RATE    BREAKPOINT ASSETS
-----------------------------------------------------------------
                                    .30%    On first $800 million
Phoenix-Kayne Rising Dividends     ------------------------------
                                    .25%    On excess
-----------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality     .50%    On first $200 million
Value                              ------------------------------
                                    .45%    On excess
-----------------------------------------------------------------

    Kayne is a majority owned subsidiary of Phoenix Investment Partners ("PXP"). Kayne has been engaged in the investment management business since 1984 and provides investment services to retirement plans, corporations, foundations, endowments, insurance companies, and the accounts of other institutional and private investors. As of December 31, 2004, Kayne had approximately $10.3 billion in assets under management. Kayne's principal place of business is located at 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067.

COMPENSATION OF PORTFOLIO MANAGERS OF THE SUBADVISOR
    Phoenix Investment Partners, Ltd. and its affiliated investment management firms, including the subadvisor (collectively, "PXP"), believe that the compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals receive a competitive base salary, an incentive bonus opportunity, and a benefits package. Managing Directors and portfolio investment professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance.

    The bonus amount for a portfolio manager is based upon how well the individual manager performs in his or her assigned products versus industry benchmarks, achieves growth in total assets under management including but not limited to these series and a subjective assessment of contribution to the team effort. The performance component is further adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risks. This ensures that investment personnel remain focused on managing and acquiring securities that correspond to a fund's mandate and risk profile. It also avoids the temptation for portfolio managers to take on more risk and unnecessary exposure to chase performance for personal gain.

    Following is a more detailed description of the compensation structure of the series' portfolio managers identified in the series' prospectus.

    Base Salary. Each portfolio manager is paid a base salary, which is determined by PXP and is designed to be competitive in light of the individual's experience and responsibilities. PXP management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

    Incentive Bonus. Generally, the current Performance Incentive Plan for portfolio managers at PXP has several components:

(1) Up to seventy-five percent of the base salary can be awarded based upon relative total return or performance. The Investment Incentive pool is established based on actual pre-tax investment performance compared with specific peer group or index measures established at the beginning of each calendar year. Performance of the funds managed is measured over one, three, and five-year periods against specified benchmarks for each fund managed. Generally, individual manager's participation is based on the performance of each fund or separately managed account overseen is weighted roughly by total assets in each of those funds or separately managed accounts.

(2) Up to twenty-five percent of base salary can be awarded based upon the achievement of qualitative goals of the investment management division with which the portfolio manager is associated.

(3) Up to an additional one hundred percent of base salary can be awarded based upon the growth in assets under management in the portfolio manager's investment area.

    The Performance Incentive Plan applicable to some portfolio managers varies from the description above. For instance, plans applicable to certain portfolio managers (i) may have an override based upon revenues generated, (ii) may contain the component that is based on the profitability of the management division with which the portfolio manager is associated, or (iii) may contain a guarantee payout.

    Long-Term Incentive Bonus. No portfolio managers of Kayne are eligible for a long-term incentive plan that is paid in restricted stock units of The Phoenix Companies, Inc. which vest over three years.

    Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to the firm's employees, 401(k), health, and other employee benefit plans.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
    The following table provides information as of December 31, 2004 regarding any other accounts managed by the portfolio managers and portfolio management team members for the series. As noted in the table, the portfolio managers managing the series may also manage or be members of management teams for other mutual funds or other similar accounts. None of the portfolio managers involved in this account are responsible for managing any accounts with performance based fees at this time.

--------------------------------------------------------------------------------
                               NUMBER OF OTHER ACCOUNTS MANAGED; ASSETS
                                           UNDER MANAGEMENT
                       ---------------------------------------------------------
                          REGISTERED       OTHER POOLED
                          INVESTMENT        INVESTMENT
 PORTFOLIO MANAGER        COMPANIES          VEHICLES         OTHER ACCOUNTS
--------------------   ---------------   ----------------   --------------------
Sandi Gleason          3; $202 million          0           26,663; $6.8 billion
--------------------   ---------------   ----------------   --------------------
Allan Rudnick          3; $251 million          0           4,915; $1.7 billion
--------------------   ---------------   ----------------   --------------------
Robert Schwarzkopf     3; $202 million          0           26,663; $6.8 billion
--------------------   ---------------   ----------------   --------------------
Paul Wayne             3; $251 million          0           4,915; $1.7 billion
--------------------------------------------------------------------------------

DESCRIPTION OF ANY POTENTIAL MATERIAL CONFLICTS OF INTEREST
    There may be certain inherent conflicts of interest that arise in connection with the portfolio managers' management of each series' investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the advisor may have in place that could benefit the funds and/or such other accounts. The Board of Trustees has adopted on behalf of the Fund policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the series' shareholders. The advisors and subadvisors are required to certify their compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Fund's most recent fiscal year.

OWNERSHIP OF SECURITIES
    None of the portfolio managers beneficially own any shares in the Fund.

LAZARD ASSET MANAGEMENT LLC
    Pursuant to a subadvisory agreement between PVA and Lazard Asset Management LLC ("Lazard"), Lazard is the subadvisor and furnishes portfolio management services to the Phoenix-Lazard International Equity Select Series. For the services provided, PVA pays a monthly fee to Lazard based on an annual percentage of the combined average daily net assets of each of the series as follows:

-----------------------------------------------------------------
SERIES                              RATE    BREAKPOINT ASSETS
-----------------------------------------------------------------
Phoenix-Lazard International        .45%    On first $500 million
Equity Select                      ------------------------------
                                    .40%    On excess
-----------------------------------------------------------------

    Lazard is a subsidiary of Lazard Freres & Co., LLC, a pre-eminent global investment bank with over 150 years of experience. The New York based asset management division manages investments for corporations, endowments, public and private pension funds, individuals and mutual funds, with $76.5 billion in assets under management as of December 31, 2004. Lazard is located at 30 Rockefeller Plaza, New York, NY 10112.

COMPENSATION OF PORTFOLIO MANAGERS OF THE SUBADVISOR
    Lazard Asset Management LLC ("Lazard") compensates key investment personnel by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively.

    Total compensation is based on the following factors: maintenance of current knowledge and opinions on companies owned in the portfolio; generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; ability and willingness to develop and share ideas on a team basis; and the performance results of the portfolio managed by the investment team.

    Variable bonus is based on the professional's quantitative performance as measured by his or her ability to make investment decisions that contribute absolute return and relative return against a predetermined benchmark, as well as absolute and relative return of the portfolios that their investment ideas affect. In addition, an investment professional's bonus can be influenced by subjective measurement of the professional's ability to help others make investment decisions.

INCENTIVES
    Lazard believes that key professionals are likely to be attracted to and remain with Lazard Asset Management LLC because the Firm's compensation structure amply rewards professionals for good performance. Lazard promotes an atmosphere that is conducive to the development of the investment professional's skills and talents. International managers and global analysts are encouraged to travel, develop linguistic skills, and to attend seminars or classes that build upon their existing core of knowledge. With increased knowledge and skills, the managers can take on higher levels of responsibilities and are recognized and rewarded accordingly. The highest incentive for all key professionals is to become a managing director of the firm. Several professionals have become managing directors within the past few years.

    Effective January 13, 2003, the Executive Committee of Lazard implemented a new equity based incentive program for select Lazard Asset Management LLC professionals known as the Lazard Asset Management LLC Equity Plan. The plan offers permanent equity in Lazard to a significant number of its professionals.

    This plan gives certain Lazard Asset Management LLC employees a permanent equity interest in Lazard Asset Management LLC and an opportunity to participate in the future growth of Lazard Asset Management LLC. The new equity plan represents an excellent opportunity for employees to share in the continued success of the firm, aligning their interest and performance even more closely with those of the clients. The new equity incentive plan was designed to reflect on the past success and the future of Lazard.

    The management of Lazard Asset Management LLC believes that the firm's compensation package is competitive, as we are in contact with professional recruiting firms that share with us competitors' aggregate levels of compensation by job function and title.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
    The following table provides information as of December 31, 2004 regarding any other accounts managed by the portfolio managers and portfolio management team members for the series. As noted in the table, the portfolio managers managing the series may also manage or be members of management teams for other mutual funds or other similar accounts. None of the portfolio managers involved in this account are responsible for managing any accounts with performance based fees at this time.

--------------------------------------------------------------------------------
                              NUMBER OF OTHER ACCOUNTS MANAGED; ASSETS
                                          UNDER MANAGEMENT
                      ----------------------------------------------------------
                         REGISTERED        OTHER POOLED
                         INVESTMENT         INVESTMENT
 PORTFOLIO MANAGER       COMPANIES           VEHICLES         OTHER ACCOUNTS
--------------------  ----------------   ----------------  ---------------------
Michael A. Bennet     17; $5.6 billion   3; $22 million    39,211; $28 billion
--------------------  ----------------   ----------------  ---------------------
Gabrielle Boyle       18; $5.6 billion   13; $992 million  40,619; $30 billion
--------------------  ----------------   ----------------  ---------------------
Michael Powers        19; $5.6 billion   6; $38 million    26,601; $18.9 billion
--------------------  ----------------   ----------------  ---------------------
John R. Reinsberg     20; $7 billion     16; $1.9 million  39,209; $27 billion
--------------------------------------------------------------------------------

* Lazard International Select Portfolio: Publicly available mutual fund distributed directly and through strategic alliances.
** Includes on-line wrap and direct accounts.

DESCRIPTION OF ANY POTENTIAL MATERIAL CONFLICTS OF INTEREST
    Although the potential for conflicts of interest exist when an investment advisor, subadvisor and portfolio managers manage other accounts with similar investment objectives and strategies as the series ("Similar Accounts"), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the series is not disadvantaged, including procedures regarding trade allocations and "conflicting trades" ( e.g., long and short positions in the same security, as described below).

    In addition, the series is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

    Potential conflicts of interest may arise because of Lazard's management of the series and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard's overall allocation of securities in that offering, or to increase Lazard's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts.

    Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the series, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager's time dedicated to each account, Lazard periodically reviews each portfolio manager's overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the series. In addition, Lazard could be viewed as having a conflict of interest to the extent that Lazard and/or portfolios managers have a materially larger investment in a Similar Account than their investment in the series.

    A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. Lazard manages hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by Lazard may also be permitted to sell securities short. When Lazard engages in short sales of securities of the type in which the series invests, Lazard could be seen as harming the performance of the series for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts. Additionally, Lazard currently does not have any portfolio managers that manage both hedge funds that engage in short sales and long-only accounts, including open-end and closed-end registered investment companies.

OWNERSHIP OF SECURITIES
    None of the portfolio managers beneficially own any shares in the Fund.

NORTHERN TRUST INVESTMENTS, N.A.
    Pursuant to a subadvisory agreement between PVA and Northern Trust Investments, N.A. ("Northern"), Northern serves as subadvisor and furnishes portfolio management services to the Phoenix-Northern Dow 30 and Phoenix-Northern Nasdaq-100 Index(R) Series. For the services provided, PVA pays a monthly fee to Northern based on an annual percentage of the combined average daily net assets of both of the series as follows:

--------------------------------------------------------------
SERIES                                               RATE
--------------------------------------------------------------
Phoenix-Northern Dow 30                              .10%
--------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R)                 .10%
--------------------------------------------------------------

    There is a minimum fee of $100,000.

    Northern's principal place of business is located at 50 South LaSalle Street, Chicago, Illinois 60675. As of December 31, 2004, Northern had approximately $274 billion in assets under management. Northern Trust Corporation, through its subsidiaries, has been engaged in the investment management business since 1889, specializing in personal wealth and institutional money management.

COMPENSATION OF PORTFOLIO MANAGERS OF THE SUBADVISOR
    The compensation for Northern Trust Investments, N.A. portfolio managers consists of a fixed base salary plus a variable annual incentive award. The annual incentive award is discretionary and is based on the overall financial performance of The Northern Trust Company, the overall performance of the investment management unit plus a qualitative evaluation of each portfolio manager's performance and contribution to his or her respective team. For the portfolio managers, the variable incentive award is not based on performance of the Funds or the amount of assets held in the Funds. Moreover, there exist no differences between the compensation structure for mutual fund accounts and other types of accounts.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
    The following table provides information as of December 31, 2004 regarding any other accounts managed by the portfolio managers and portfolio management team members for the series. As noted in the table, the portfolio managers managing the series may also manage or be members of management teams for other mutual funds or other similar accounts. None of the portfolio managers involved in this account are responsible for managing any accounts with performance based fees at this time.

--------------------------------------------------------------------------------
                               NUMBER OF OTHER ACCOUNTS MANAGED; ASSETS
                                           UNDER MANAGEMENT
                       ---------------------------------------------------------
                           REGISTERED        OTHER POOLED
                           INVESTMENT         INVESTMENT
 PORTFOLIO MANAGER         COMPANIES           VEHICLES         OTHER ACCOUNTS
--------------------   -----------------   -----------------   -----------------
James B. Francis       17; $11.7 million   35; $80.8 million   82; $48.2 million
--------------------------------------------------------------------------------

DESCRIPTION OF ANY POTENTIAL MATERIAL CONFLICTS OF INTEREST
    There may be certain inherent conflicts of interest that arise in connection with the portfolio managers' management of each series' investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the advisor may have in place that could benefit the funds and/or such other accounts. The Board of Trustees has adopted on behalf of the Fund policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the series' shareholders. The advisors and subadvisors are required to certify their compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Fund's most recent fiscal year.

OWNERSHIP OF SECURITIES
    None of the portfolio managers beneficially own any shares in the Fund.

SUBADVISOR COMPENSATION
    The subadvisors were compensated for the last three calendar years as follows:

-----------------------------------------------------------------
                                COMPENSATION FOR THE YEAR ENDED
                                          DECEMBER 31,
        SUBADVISORS              2004         2003        2002
-----------------------------------------------------------------
Aberdeen Fund Managers,
  Inc.                         $570,222     $472,035    $580,538
-----------------------------------------------------------------
AIM Capital Management,
  Inc.                         $101,890      $43,034     $28,175
-----------------------------------------------------------------
Alliance Capital
  Management, L.P.             $296,989   $1,008,761    $738,344
-----------------------------------------------------------------
Engemann Asset Management      $494,396     $646,116    $521,653
-----------------------------------------------------------------
Kayne Anderson Rudnick
  Investment Management,
  LLC                           $84,238      $33,293      $2,520
-----------------------------------------------------------------
Lazard Asset Management LLC    $294,805      $98,302     $12,468
-----------------------------------------------------------------
Northern Trust
  Investments, N.A.            $201,288     $128,416    $199,192
-----------------------------------------------------------------
Seneca Capital Management,
  LLC                          $314,413     $241,664    $346,345
-----------------------------------------------------------------



DESCRIPTION OF PROXY VOTING POLICY
--------------------------------------------------------------------------------

    The Fund has adopted a Statement of Policy with Respect to Proxy Voting (the "Policy") stating the Fund's intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. The Fund has committed to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.

    The Policy stipulates that the Fund's investment advisor will vote proxies or delegate such responsibility to a subadvisor. The advisor or subadvisor will vote proxies in accordance with this Policy, or its own policies and procedures, which in no event will conflict with the Fund's Policy. Any advisor or subadvisor may engage a qualified, independent organization to vote proxies on its behalf (a "delegate"). Matters that may affect substantially the rights and privileges of the holders of securities to be voted will be analyzed and voted on a case-by-case basis taking into consideration such relevant factors as enumerated in the Policy. The views of management of a portfolio company will be considered.

    The Policy specifies certain factors that will be considered when analyzing and voting proxies on certain issues, including, but not limited to:

[diamond]  Corporate Governance Matters--tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with anti-takeover provisions such as staggered boards, poison pills and supermajority provisions.

[diamond]  Changes to Capital Structure--dilution or improved accountability associated with such changes.

[diamond]  Stock Option and Other Management Compensation Issues--executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

[diamond]  Social and Corporate Responsibility Issues--the advisor or subadvisor will generally vote against shareholder social and environmental issue proposals.

     The Fund and its delegates seek to avoid actual or perceived conflicts of interest of Fund shareholders, on the one hand, and those of the advisor, subadvisor, delegate, principal underwriter, or any affiliated person of the Fund, on the other hand. Depending on the type and materiality, any conflicts of interest will be handled by (i) relying on the recommendations of an established, independent third party proxy voting vendor; (ii) voting pursuant to the recommendation of the delegate; (iii) abstaining; or (iv) where two or more delegates provide conflicting requests, voting shares in proportion to the assets under management of each delegate. The Policy requires each advisor, subadvisor or delegate to notify the President of the Fund of any actual or potential conflict of interest. No advisor, subadvisor or delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Trustees or the President of the Fund.

     The Policy further imposes certain record keeping and reporting requirements on each advisor, subadvisor or delegate. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30, beginning with the period ending June 30, 2004, is available free of charge by calling, toll-free, 800/243-1574, or on the Securities and Exchange Commission's website at http://www.sec.gov.


CUSTODIAN
--------------------------------------------------------------------------------

    Custodians under the terms of a custodian agreement hold the securities and cash of the series. The custodians are:

[diamond]  Brown Brothers Harriman & Co
           40 Water Street
           Boston, MA 02109

[diamond]  State Street Bank and Trust Company
           225 Franklin Street
           Boston, MA 02110

    The following tables list the custodians and the series for which they hold cash and securities:

------------------------------------------------------
BROWN BROTHERS HARRIMAN & CO.
------------------------------------------------------
Phoenix-Aberdeen International
Phoenix-Lazard International Equity Select

------------------------------------------------------

------------------------------------------------------
STATE STREET BANK AND TRUST COMPANY
------------------------------------------------------
Phoenix-AIM Growth
Phoenix-Alger Small-Cap Growth
Phoenix-Alliance/Bernstein Enhanced Index
Phoenix-Duff & Phelps Real Estate Securities

Phoenix-Engemann Capital Growth

Phoenix-Engemann Growth and Income
Phoenix-Engemann Small-Cap Growth

Phoenix-Engemann Strategic Allocation

Phoenix-Engemann Value Equity

Phoenix-Goodwin Money Market
Phoenix-Goodwin Multi-Sector Fixed Income

Phoenix-Goodwin Multi-Sector Short Term Bond
Phoenix-Kayne Rising Dividends
Phoenix-Kayne Small-Cap Quality Value
Phoenix-Northern Dow 30
Phoenix-Northern Nasdaq-100 Index(R)
Phoenix-Sanford Bernstein Mid-Cap Value
Phoenix-Sanford Bernstein Small-Cap Value

Phoenix Mid-Cap Growth
Phoenix Strategic Theme

------------------------------------------------------

    The Fund permits the custodians to deposit some or all of its securities in central depository systems as allowed by Federal law. The Board of Trustees of the Fund has authorized the use of foreign custodians and foreign central depositories if certain conditions are met.

FOREIGN CUSTODIAN
--------------------------------------------------------------------------------

    The Fund may use a foreign custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Fund's foreign securities transactions. The use of a foreign custodian involves considerations that are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

    PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, independent registered public accounting firm for the Fund, audits the Fund's financial statements. The independent registered public accounting firm also provides other accounting and tax-related services as requested by the Fund from time to time.


FINANCIAL AGENT
--------------------------------------------------------------------------------

    Under a Financial Agent Agreement, Phoenix Equity Planning Corporation ("PEPCO") acts as financial agent of the Fund and, as such, is responsible for certain administrative functions and the bookkeeping and pricing functions for the Fund. PEPCO is an indirect, wholly owned subsidiary of The Phoenix Companies, Inc. PFPC, Inc. has been retained by PEPCO to perform certain administrative and pricing services for the Fund for which PEPCO pays PFPC Inc. a fee. While PEPCO has delegated certain responsibilities to PFPC Inc., PEPCO retains full responsibility for the performance of all duties of the financial agent. For its services as financial agent, PEPCO receives a fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc. plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of PFPC, Inc.'s performance. PEPCO was compensated for the last three calendar years as follows:

         FOR THE YEAR ENDED
            DECEMBER 31,              COMPENSATION
------------------------------------------------------------
                2002                   $2,867,929
                2003                   $2,736,214
                2004                   $2,610,251

    The fee schedule of PFPC Inc. ranges from 0.065% to 0.03% of the average daily net asset values of the Phoenix-affiliated funds serviced by PFPC Inc. Total fees paid by PEPCO to PFPC Inc. are allocated among all funds for which it serves as financial agent on the basis of the relative net asset of each fund or series.


CODE OF ETHICS
--------------------------------------------------------------------------------

    The Fund and each of its advisors and subadvisors have adopted codes of ethics. The fund has also adopted a Senior Management Code of Ethics as required by ss.406 of Sarbanes-Oxley Act of 2002. Subject to certain limitations and procedures, these codes permit personnel that they cover, including employees of the advisors or subadvisors who regularly have access to information about securities purchased for the Fund, to invest in securities for their own accounts. This could include securities that may be purchased by a series of the Fund. The codes are intended to prevent these personnel from taking inappropriate advantage of their positions and to prevent fraud upon the Fund.


BROKERAGE ALLOCATION
--------------------------------------------------------------------------------

    Subject to the supervision and control of the portfolio managers and the Trustees of the Fund, each series' subadvisor is responsible for decisions to buy and sell securities for its account and for the placement of its portfolio business and the negotiation of commissions, if any, paid on such transactions.

    In effecting portfolio transactions for the Fund, the advisors and subadvisors adhere to the Fund's policy of seeking best execution and price, determined as described below, except to the extent the Fund is permitted to pay higher brokerage commissions for "brokerage and research services" as defined herein. An advisor or subadvisor may cause a series to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting the transaction, if the advisor or subadvisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include giving advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities; furnishing analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the series or to the advisors or subadvisors are considered to be in addition to and not in lieu of services required to be performed by the advisors or subadvisors under their advisory contracts, and research services may benefit both the series and other clients of the advisors or subadvisors. Conversely, research services provided by brokers to other clients of the advisors or subadvisors may benefit the series.

    The Fund has implemented, and the Board of Trustees has approved, policies and procedures reasonably designed to prevent (i) the advisor's personnel responsible for the selection of broker-dealers to affect series portfolio securities transactions from taking into account, in making those decisions, broker-dealer's promotion or sales efforts, and (ii) the Fund, the advisors and Distributor from entering into any agreement or other understanding under which the Fund's direct brokerage transactions or revenue generated by those transactions to a broker-dealer to pay for distribution of variable annuity contracts and variable life policies. These policies and procedures are designed to prevent the Fund from entering into informal arrangements to direct portfolio securities transactions to a particular broker.

    If the securities in which a particular series of the Fund invests are traded primarily in the over-the-counter market, it is possible the series will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

    The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the series (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, confidentiality, including trade anonymity, the availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the advisors or subadvisors in determining the overall reasonableness of brokerage commissions paid by the Fund.

    The advisor may use its brokers/ dealer affiliates to buy and sell securities for the Fund, provided they have the execution capability and that their commission rates are comparable to those of other unaffiliated broker/dealers. Directors of PXP Securities Corp. or its affiliates receive benefits from the Fund as a result of its usual and customary brokerage commissions that PXP Securities Corp. may receive for acting as broker to the Fund in the purchase and sale of portfolio securities. The investment advisory agreements do not provide for a reduction of the advisory fee by any portion of the brokerage fees generated by portfolio transactions of the Fund that PXP Securities Corp. may receive.

    For the fiscal years ended December 31, 2002, 2003 and 2004, brokerage commissions paid by the series on portfolio transactions totaled $5,450,123, $4,764,888 and $3,821,945 respectively.

    Of the commissions paid in the year 2002, $548,114 was paid to brokers of affiliated persons of the series as follows:

-----------------------------------------------------------------
                                         SANFORD        PXP
                                        BERNSTEIN    SECURITIES
-----------------------------------------------------------------
Commissions paid                        $384,891      $163,223
-----------------------------------------------------------------
Percent of aggregate commissions
paid to affiliated brokers                 7.06%            3%
-----------------------------------------------------------------
Percent of aggregate dollar amount
of transactions involving                  3.64%            2%
commissions effected through
affiliated brokers
-----------------------------------------------------------------

    Of the commissions paid in the year 2003, $592,584 was paid to brokers of affiliated persons of the series as follows:

-----------------------------------------------------------------
                                         SANFORD        PXP
                                        BERNSTEIN    SECURITIES
-----------------------------------------------------------------
Commissions paid                        $384,389      $208,195
-----------------------------------------------------------------
Percent of aggregate commissions
paid to affiliated brokers                 8.07%         4.37%
-----------------------------------------------------------------
Percent of aggregate dollar amount
of transactions involving                  4.69%         2.63%
commissions effected through
affiliated brokers
-----------------------------------------------------------------

    Of the commissions paid in the year 2004, $347,121 was paid to brokers of affiliated persons of the series as follows:

-----------------------------------------------------------------
                                         SANFORD        PXP
                                        BERNSTEIN    SECURITIES
-----------------------------------------------------------------
Commissions paid                        $322,721      $24,400
-----------------------------------------------------------------
Percent of aggregate commissions
paid to affiliated brokers                 8.44%         0.64%
-----------------------------------------------------------------
Percent of aggregate dollar amount
of transactions involving                  4.98%          .02%
commissions effected through
affiliated brokers
-----------------------------------------------------------------

    Sanford Bernstein is an affiliate of Alliance. PXP Securities is an affiliate of PIC, DPIM, Engemann, Kayne and PVA.

    Total brokerage commissions paid during the fiscal year ended December 31, 2004 included brokerage commissions of $3,821,945 on portfolio transactions.

    It may frequently happen that the same security is held in the portfolio of more than one account managed by an advisor ("Managed Account"). Simultaneous transactions are inevitable when several Managed Accounts are managed by the same investment advisor or subadvisor, particularly when the same security is suited for the investment objectives of more than one Managed Account. When two or more series advised by an advisor or subadvisor are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated among the series in a manner equitable to each series. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a series is concerned. In other cases, however, it is believed that the ability of the series to participate in volume transactions will produce better executions for the series. It is the opinion of the Board of Trustees of the Fund that the desirability of utilizing the advisors and subadvisors as investment advisors of securities owned by the series outweighs the disadvantages that may be said to exist from simultaneous transactions.

    The Fund has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the advisor or subadvisor, as applicable, shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the series. No advisory account of the advisor or subadvisor, as applicable, is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the advisor or subadvisor, as applicable, in that security on a given business day, with all transaction costs shared pro rata based on the series' participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the advisor or subadvisor's accounts, as applicable, in accordance with the allocation order, and if the order is partially filled, it will generally be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the advisor or subadvisor, as applicable, whose orders are allocated receive fair and equitable treatment. Some of the subadvisors use different allocation procedures for allocating securities of initial public offerings.


DISCLOSURE OF FUND HOLDINGS
--------------------------------------------------------------------------------

    The Trustees of The Phoenix Edge Series Fund have adopted policies with respect to the disclosure of the series' portfolio holdings by the series, issuing companies or the investment advisors. These policies provide that the series' portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. Additionally, the series' policies prohibit the advisors and the series' other service providers from entering into any agreement to disclose series portfolio holdings in exchange for any form of compensation or consideration. These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of the series, third parties providing services to the series (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the series.

    The Board of trustees has delegated to the Holdings Disclosure Committee (the "HDC") the authority to make decisions regarding requests for information on portfolio holdings prior to public disclosure. The HDC will authorize the disclosure of portfolio holdings only if it determines such disclosure to be in the best interests of series' shareholders. The HDC is composed of the series' Compliance Officer, and officers of the series' advisors and principal underwriter representing the areas of portfolio management, fund control, institutional marketing, retail marketing and distribution.

    The series' Compliance Officer is responsible for monitoring the series' compliance with these policies and for providing regular reports (at least quarterly) to the Board of Trustees regarding their compliance, including information with respect to any potential conflicts of interest between the interest of series shareholders and those of the advisors identified during the reporting period and how such conflicts were resolved.

PUBLIC DISCLOSURES
    In accordance with rules established by the SEC, each series sends semiannual and annual reports to contract and policy owners that contain a full listing of portfolio holdings as of the second and fourth fiscal quarters, respectively, within 60 days of quarter-end. The series also disclose complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter-end. The series' annual and semiannual reports are available on our website at www.phoenixwealthmanagement.com. Additionally, each series provides its top 10 holdings information on Phoenix's website as of the end of each quarter, generally within 10 business days of the end of the quarter. This information will be available on the website until full portfolio holdings information becomes publicly available as described above. The series also provide publicly available portfolio holdings information directly to ratings agencies, the frequency and timing of which is determined under the terms of the contractual arrangements with such agencies.

OTHER DISCLOSURES
    The HDC may authorize the disclosure of non-public holdings information under certain limited circumstances. The series' policies provide that non-public disclosures of a series' portfolio holdings may only be made if (i) the series has a legitimate business purpose for making such disclosure, and
(ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information. The HDC will consider any actual or potential conflicts of interest between the issuing companies and their contract and policy owners and will act in the best interest of the owners with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to owners, the HDC may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to contract and policy owners, the HDC will not authorize such release.

ONGOING ARRANGEMENTS TO DISCLOSE PORTFOLIO HOLDINGS
    As previously authorized by the Funds' Board of Trustees and/or the Funds' executive officers, the series periodically disclose non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the series in their day-to-day operations, as well as public information to certain rating organizations. In addition to the issuing companies, these entities are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Funds.

NON-PUBLIC HOLDINGS INFORMATION
--------------------------------------------------------------------------------
                                                   TIMING OF RELEASE
                                                   OF PORTFOLIO
TYPE OF SERVICE       NAME OF SERVICE              HOLDINGS
PROVIDER              PROVIDER                     INFORMATION
--------------------------------------------------------------------------------
                      [diamond] Phoenix
                                Investment
                                Counsel, Inc.

                      [diamond] Phoenix Variable
                                Advisors, Inc.
Advisor                                            Daily
                      [diamond] Duff & Phelps
                                Investment
                                Management Co.

                      [diamond] Engemann Asset
                                Management
--------------------------------------------------------------------------------
                      [diamond] Aberdeen Asset
                                Management Inc.

                      [diamond] AIM Capital
                                Management, Inc.


                      [diamond] Alliance Capital
                                Management L.P.

                      [diamond] Bennet
                                Lawrence
                                Management, LLC


                      [diamond] Engemann Asset
Subadvisors                     Management         Daily

                      [diamond] Fred Alger
                                Management, Inc.

                      [diamond] Kayne Anderson
                                Rudnick
                                Investment
                                Management, LLC

                      [diamond] Lazard Asset
                                Management LLC

                      [diamond] Northern Trust
                                Investments, N.A.

--------------------------------------------------------------------------------
Distributor           Phoenix Equity               Daily
                      Planning Corporation
--------------------------------------------------------------------------------
                      [diamond] JPMorgan Chase
                                Bank

                      [diamond] Brown Brothers
                                Harriman &
Custodian                       Co.                Daily

                      [diamond] State Street
                                Bank and
                                Trust
                                Company
--------------------------------------------------------------------------------
Sub-financial Agent   PFPC, Inc.                   Daily
--------------------------------------------------------------------------------
                                                   [diamond] Annual
                                                             Reporting Period:
                                                             within two business
                                                             days of end of
                                                             reporting period
Independent           Pricewaterhouse-Cooper
Registered Public     LLP                          [diamond] Semiannual
Accounting Firm                                              Reporting Period:
                                                             within 30 business
                                                             days of end of
                                                             reporting period
--------------------------------------------------------------------------------
                                                   Monthly on first
Typesetting Firm                                   business day
for Financial         Gcom Solutions               following
Reports and Form N-Q                               month-end
--------------------------------------------------------------------------------
                                                   Annual and
                                                   Semiannual
Printer for           Allied Printing              Reporting Period:
Financial Reports     Services, Inc.               within 45 days
                                                   after end of
                                                   reporting period
--------------------------------------------------------------------------------
Proxy Voting Service  [diamond] Institutional
                                Shareholder
                                Services           Twice weekly on
                                                   an ongoing basis
                      [diamond] Proxy Light
--------------------------------------------------------------------------------

PUBLIC PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------
                                                   TIMING OF RELEASE
                                                   OF PORTFOLIO
TYPE OF SERVICE       NAME OF SERVICE              HOLDINGS
PROVIDER              PROVIDER                     INFORMATION
--------------------------------------------------------------------------------
Rating Agencies       Lipper Inc. and              Quarterly, 60 days
                      Morningstar                  after fiscal
                                                   quarter-end
--------------------------------------------------------------------------------
Portfolio             Bloomberg, Standard
                      & Poor's and                 Quarterly, 60 days
                                                   after fiscal
Redistribution Firms  Thompson Financial           quarter-end
                      Services
--------------------------------------------------------------------------------

    These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the series.

    There is no guarantee that the Fund's policies on use and dissemination of holdings information will protect the series from the potential misuse of holdings by individuals or firms in possession of such information.


REDEMPTION OF SHARES
--------------------------------------------------------------------------------

    The Fund will redeem any shares presented by the shareholder accounts for redemption. The account's policies on when and whether to buy or redeem Fund shares are described in the contract prospectuses.

    At the discretion of the Trustees, the Fund may, to the extent consistent with state and federal law, make payment for shares of a particular series repurchased or redeemed in whole or in part in securities or other assets of such series taken at current values. Should payment be made in securities, the shareholder accounts may incur brokerage costs in converting such securities to cash.

    The right of redemption may be suspended or the payment date postponed for more than seven days only for any period during which trading on the NYSE is closed for other than customary weekend and holiday closings, or when trading on the NYSE is restricted, as determined by the SEC, for any period when an emergency (as defined by rules of the SEC) exists, or during any period when the SEC has, by order, permitted such suspension. In case of a suspension of the right of redemption, the shareholders may withdraw requests for redemption of shares prior to the next determination of net asset value after the suspension has been terminated or they will receive payment of the net asset value so determined.

    The shareholder accounts may receive more or less than was paid for the shares, depending on the net asset value of the shares at the time they are repurchased or redeemed.


TAXES
--------------------------------------------------------------------------------

    As stated in the prospectus, it will be the policy of the Fund and of each series to comply with those provisions of the Internal Revenue Code of 1986, as amended, ("Code") which relieve investment companies that distribute substantially all of their net income from federal income tax on the amounts distributed. The Fund also intends to comply with pertinent Code provisions in order to avoid imposition of any federal excise tax. Dividends derived from interest and distributions of any realized capital gains are taxable, under Subchapter M, to the Fund's shareholders, which in this case are the separate accounts.

    Federal income taxation of separate accounts, life insurance companies, and unit investment trusts are discussed in the contract prospectuses.


DISCLAIMER
--------------------------------------------------------------------------------

PHOENIX-NORTHERN DOW 30 SERIES
    "Dow Jones," "Dow Jones Industrial Average(SM)" and "DJIA(SM)" are service marks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by the Fund. The Phoenix-Northern Dow 30 Series, while based on the Dow Jones Industrial Average(SM), is not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in such product(s).

    This series is not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to actual or potential investors in the series or to any member of the public regarding the advisability of investing in securities generally or in this series particularly. Dow Jones' only relationship to the Fund is the licensing of certain trademarks, trade names and service marks of Dow Jones and of the Dow Jones Industrial Average(SM), which is determined, composed and calculated by Dow Jones without regard to the Fund or the series. Dow Jones has no obligation to take the needs of the Fund or the investors in the series into consideration in determining, composing or calculating the Dow Jones Industrial Average(SM). Dow Jones is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the series to be issued or in the determination or calculation of the equation by which shares of the series may be redeemed. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of the series.

    DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, INVESTORS IN THE SERIES, OR ANY OTHER PERSON OR ENTITY FROM THE

USE OF THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES AND THE FUND.

PHOENIX-NORTHERN NASDAQ-100 INDEX(R) SERIES
    The Phoenix-Northern Nasdaq-100 Index(R) Series is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the series. The Corporations make no representation or warranty, express or implied to the owners of the series or any member of the public regarding the advisability of investing in securities generally or in the series particularly, or the ability of the Nasdaq-100 Index(R) to track general stock market performance. The Corporations' only relationship to The Phoenix Edge Series Fund (Licensee) is in the licensing of the Nasdaq-100(R), Nasdaq-100 Index(R) and Nasdaq(R) trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index(R) which is determined, composed and calculated by Nasdaq without regard to Licensee or the series. Nasdaq has no obligation to take the needs of the Licensee or the owners of the series into consideration in determining, composing or calculating the Nasdaq-100 Index(R). The Corporations are not responsible for and have not participated in the determination of the timing of, prices of, or quantities of the series to be issued or in the determination or calculation of the equation by which the series is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the series.

    THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE SERIES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The financial statements and the notes thereto relating to the Fund and the report of PricewaterhouseCoopers LLP with respect thereto for the fiscal year ended December 31, 2004 are contained in the Fund's annual report and are incorporated herein by reference. The annual and semiannual reports are available by calling Variable Products Operations at 800/541-0171 or writing to Phoenix Variable Products Mail Operations, PO Box 8027, Boston, MA 02266-8027. Phoenix, PHL Variable Insurance Company and Phoenix Life and Annuity Company have agreed to send a copy of both the annual report and the semiannual report to shareholders containing the fund's financial statements to every contract owner or policy owner having an interest in the accounts.

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APPENDIX
--------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES RATINGS

MOODY'S INVESTORS SERVICE, INC.

CORPORATE AND MUNICIPAL BOND RATINGS:
    Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

    A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Moody's assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

2) Notes allowing for negative coupons, or negative principal.

3) Notes containing any provision which could obligate the investor to make any additional payments.

    Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium-term note program.

    Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MUNICIPAL SHORT-TERM LOAN RATINGS
    MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

    MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not so large as in the preceding group.

    MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

    SG: This designation denotes speculative-grade credit quality. Debt instruments in this category lack margins of protection.

CORPORATE SHORT-TERM DEBT RATINGS
    Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year, unless explicitly noted.


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    Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

    PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

    PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

    NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

LONG-TERM ISSUER CREDIT RATINGS
    AAA: An obligor rated 'AAA' has EXTREMELY STRONG capacity to meet its financial commitments. 'AAA' is the highest Issuer Credit Rating assigned by Standard & Poor's.

    AA: An obligor rated 'AA' has VERY STRONG capacity to meet its financial commitments. It differs from the highest rated obligors only in small degree.

    A: An obligor rated 'A' has STRONG capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

    BBB: An obligor rated 'BBB' has ADEQUATE capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

    Obligors rated 'BB', 'B', 'CCC', and 'CC' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'CC' the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

    BB: An obligor rated 'BB' is LESS VULNERABLE in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitments.

    B: An obligor rated 'B' is MORE VULNERABLE to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC: An obligor rated 'CCC' is CURRENTLY VULNERABLE, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

    CC: An obligor rated 'CC' is CURRENTLY HIGHLY VULNERABLE.

    Plus (+) or minus(-) The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    C: A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

    R: An obligor rated 'R' is under regulatory supervision owing to its financial condition. During the dependency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.

    SD AND D: An obligor rated 'SD' (Selective Default) or 'D' has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A 'D' rating is assigned when Standard & Poor's believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An 'SD' rating is assigned when Standard & Poor's believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other 21 issues or classes of obligations in a timely manner. Please see Standard & Poor's issue credit ratings for a more detailed


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

    description of the effects of a default on specific issues or classes of obligations.

    N.R.: An issuer designated N.R. is not rated.

PUBLIC INFORMATION RATINGS
    Ratings with a 'pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and are therefore based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

    Outlooks are not provided for ratings with a 'pi' subscript, nor are they subject to potential CreditWatch listings. Ratings with a 'pi' subscript generally are not modified with '+' or '-' designations. However, such designations may be assigned when the issuer's credit rating is constrained by sovereign risk or the credit quality of a parent company or affiliated group.

SHORT-TERM RATING DEFINITIONS
    A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

    A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

    A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

    D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. of a similar action if payments on an obligation are jeopardized.


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